AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 22, 1995

                                                SECURITIES ACT FILE NO. 2-78702
                                       INVESTMENT COMPANY ACT FILE NO. 811-3534

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [_]

                     POST-EFFECTIVE AMENDMENT NO. 14                        [X]
                                    AND/OR
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                      [X]

                             AMENDMENT NO. 17                               [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                   MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

 800 SCUDDERS MILL ROAD PLAINSBORO, NEW JERSEY                  08536
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800

                                 ARTHUR ZEIKEL
 MERRILL LYNCH U.S.A. GOVERNMENT RESERVES 800 SCUDDERS MILL ROAD, PLAINSBORO,
  NEW JERSEY MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  COPIES TO:

 PHILIP L. KIRSTEIN, ESQ.     COUNSEL FOR THE FUND:             MARK B. GOLDFUS, ESQ.
      MERRILL LYNCH               BROWN & WOOD                      MERRILL LYNCH
     ASSET MANAGEMENT        ONE WORLD TRADE CENTER               ASSET MANAGEMENT
       P.O. BOX 9011        NEW YORK, NEW YORK 10048-0557              P.O. BOX 9011
PRINCETON, N.J. 08543-9011  ATTENTION: THOMAS R. SMITH, JR.  PRINCETON, N.J. 08543-9011

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

              [X] immediately upon filing pursuant to paragraph (b)

              [_] on (date) pursuant to paragraph (b)
              [_] 60 days after filing pursuant to paragraph (a)(1)
              [_] on (date) pursuant to paragraph (a)(1)
              [_] 75 days after filing pursuant to paragraph (a)(2)
              [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

                               ----------------

  IF APPROPRIATE, CHECK THE FOLLOWING BOX:
              [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON OCTOBER 20, 1995.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                         PROPOSED       PROPOSED
                          AMOUNT OF      MAXIMUM        MAXIMUM
  TITLE OF SECURITIES   SHARES BEING  OFFERING PRICE   AGGREGATE       AMOUNT OF
   BEING REGISTERED      REGISTERED      PER UNIT    OFFERING PRICE REGISTRATION FEE
------------------------------------------------------------------------------------
Shares of Beneficial
 Interest (par value
 $.10 per share)....... 1,500,356,112     $1.00        $290,000*          $100

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

 (2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 1,500,066,112 Shares of Beneficial Interest.
 (3) None of the Shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.
 (4) All of the Shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                    MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-1A ITEM NO.
 -------------
 PART A                                                    LOCATION
 ------                                                    --------
    Item  1.  Cover Page.................   Cover Page
    Item  2.  Synopsis...................   Fee Table
    Item  3.  Condensed Financial           Financial Highlights; Yield Informa-
               Information...............    tion
    Item  4.  General Description of        Investment Objectives and Policies;
               Registrant................    Additional Information
    Item  5.  Management of the Fund.....   Fee Table; Management of the Fund;
                                             Portfolio Transactions; Inside Back
                                             Cover Page
    Item  5A. Management's Discussion of
               Fund Performance..........   Not Applicable
    Item  6.  Capital Stock and Other
               Securities................   Cover Page; Additional Information
    Item  7.  Purchase of Securities        Cover Page; Fee Table; Purchase of
               Being Offered.............    Shares; Redemption of Shares;
                                             Additional Information; Inside Back
                                             Cover Page
    Item  8.  Redemption or Repurchase...   Purchase of Shares; Redemption of
                                             Shares
    Item  9.  Pending Legal Proceedings..   Not Applicable
 PART B
 ------
    Item 10.  Cover Page.................   Cover Page
    Item 11.  Table of Contents..........   Back Cover Page
    Item 12.  General Information and
               History...................   Not Applicable
    Item 13.  Investment Objectives and
               Policies..................   Investment Objectives and Policies
    Item 14.  Management of the Fund.....   Management of the Fund
    Item 15.  Control Persons and
               Principal Holders of
               Securities................   Management of the Fund
    Item 16.  Investment Advisory and       Management of the Fund; Purchase of
               Other Services............    Shares; General Information
    Item 17.  Brokerage Allocation.......   Portfolio Transactions
    Item 18.  Capital Stock and Other
               Securities................   General Information
    Item 19.  Purchase, Redemption and
               Pricing of Securities        Purchase of Shares; Redemption of
               Being Offered.............    Shares; Purchase and Redemption of
                                             Shares Through Merrill Lynch Retire-
                                             ment Plans; Determination of Net As-
                                             set Value; Shareholder Services
    Item 20.  Tax Status.................   Taxes
    Item 21.  Underwriters...............   Purchase of Shares
    Item 22.  Calculations of Performance
               Data......................   Yield Information
    Item 23.  Financial Statements.......   Financial Statements
 PART C
 ------

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
----------

DECEMBER 22, 1995

                    MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  The investment objectives of Merrill Lynch U.S.A. Government Reserves (the "Fund") are to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of short-term marketable securities, including variable rate securities, which are direct obligations of the U.S. Government, and repurchase agreements pertaining to such securities. For purposes of its investment policies, the Fund defines short-term securities as securities having a maturity of no more than 762 days (25 months). Management of the Fund expects that substantially all of the assets of the Fund will be invested in securities maturing in less than one year, but at times some portion may have longer maturities not exceeding two years.

  The net income of the Fund is declared as dividends daily and reinvested at net asset value in additional shares. The Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured. In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

  Shares of the Fund may be purchased at their net asset value without any sales charge. The minimum initial purchase is $5,000 and subsequent purchases generally must be $1,000 or more. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100. The minimum initial purchase with respect to pension, profit sharing, individual retirement and certain other retirement plans is $100 and the minimum subsequent purchase with respect to these plans is $1, except that the minimum purchase requirements are waived for purchases of Fund shares by certain employer sponsored retirement or savings plans. The minimum initial purchase under the Merrill Lynch BlueprintSM Program is $500 (or $50 if the shareholder elects to participate in the automatic investment of sale proceeds option on the Merrill Lynch BlueprintSM Program application form) and the minimum subsequent purchase is $50. Shares may be redeemed at any time at net asset value as described herein. See "Purchase of Shares" and "Redemption of Shares".

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081, Tel. No.
(609) 282-2800, or from securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). See "Purchase of Shares".

                               ----------------

 THESE SECURITIES HAVE NOT BEEN  APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE   COMMISSION   OR    ANY   STATE   SECURITIES   COMMISSION   NOR
     HAS  THE SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE  SECURITIES
       COMMISSION  PASSED   UPON  THE  ACCURACY  OR  ADEQUACY   OF  THIS
         PROSPECTUS. ANY REPRESENTATION TO  THE CONTRARY IS A CRIMINAL
           OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be read carefully and retained for future reference. A statement containing additional information about the Fund, dated December 22, 1995 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

      ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS
    FOR THE YEAR ENDED AUGUST 31, 1995):
   --------------------------------------
   Investment Advisory Fees (a)........................................... .45%
   Rule 12b-1 Fees (b).................................................... .12
   Shareholder Servicing Fees (c)......................................... .21
   Other Expenses......................................................... .07
                                                                           ---
   Total Fund Operating Expenses.......................................... .85%
                                                                           ===

--------
(a) See "Management of the Fund--Management and Advisory Arrangements"--page 7.

(b) See "Purchase of Shares--Distribution Plan"--page 9.
(c) See "Management of the Fund--Transfer Agency Services"--page 8.

                                    EXAMPLE:

                                 CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                 -------------------------------------------
                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                 -------------------- ---------- -----------
   An investor would pay the
   following expenses on a
   $1,000 investment, assuming
   an operating expense ratio
   of 0.85% and a 5% annual re-
   turn throughout the periods.      $9        $27        $47        $105

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. The example should not be considered a representation of past or future expenses or annual rate of return and actual expenses or annual rate of return may be more or less than those assumed for purposes of the example.

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended August 31, 1995 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.

                                                         FOR THE YEAR ENDED AUGUST 31,
                           -------------------------------------------------------------------------------------------------------
                             1995      1994      1993      1992      1991       1990       1989       1988       1987       1986
                           --------  --------  --------  --------  --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN
NET ASSET VALUE:
PER SHARE OPERATING PER-
FORMANCE:
Net asset value,
beginning of year........  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           --------  --------  --------  --------  --------   --------   --------   --------   --------   --------
 Investment income--net..     .0472     .0280     .0248     .0365     .0602      .0755      .0813      .0607      .0521      .0636
 Realized and unrealized
 gain (loss) on
 investments--net........     .0017    (.0007)    .0007     .0046     .0013      .0004        --         --       .0003      .0040
                           --------  --------  --------  --------  --------   --------   --------   --------   --------   --------
Total from investment
operations...............     .0489     .0273     .0255     .0411     .0615      .0759      .0813      .0607      .0524      .0676
                           --------  --------  --------  --------  --------   --------   --------   --------   --------   --------
Less dividends and dis-
tributions:
 Investment income--net..    (.0472)   (.0280)   (.0248)   (.0365)   (.0602)    (.0755)    (.0813)    (.0607)    (.0521)    (.0636)
 Realized gain on invest-
 ments--net..............    (.0007)   (.0002)   (.0013)   (.0038)   (.0013)*   (.0004)*      --         --      (.0003)*   (.0040)*
                           --------  --------  --------  --------  --------   --------   --------   --------   --------   --------
Total dividends and
distributions............    (.0479)   (.0282)   (.0261)   (.0403)   (.0615)    (.0759)    (.0813)    (.0607)    (.0524)    (.0676)
                           --------  --------  --------  --------  --------   --------   --------   --------   --------   --------
Net asset value, end of
year.....................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ========  ========  ========  ========  ========   ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:.      4.89%     2.85%     2.64%     4.15%     6.37%      8.02%      8.43%      6.22%      5.33%      7.00%
                           ========  ========  ========  ========  ========   ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET
ASSETS:
Expenses, excluding dis-
tribution fees...........       .73%      .69%      .63%      .63%      .61%       .67%       .74%       .69%       .67%       .67%
                           ========  ========  ========  ========  ========   ========   ========   ========   ========   ========
Expenses.................       .85%      .81%      .75%      .75%      .73%       .81%       .84%       .80%       .77%       .78%
                           ========  ========  ========  ========  ========   ========   ========   ========   ========   ========
Investment income and re-
alized gain on invest-
ments--net...............      4.79%     2.82%     2.61%     4.10%     6.07%*     7.57%*     8.15%*     6.07%*     5.24%*     6.76%*
                           ========  ========  ========  ========  ========   ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year
(in thousands)...........  $558,929  $544,174  $575,044  $584,067  $658,207   $438,829   $302,519   $260,959   $227,840   $242,196
                           ========  ========  ========  ========  ========   ========   ========   ========   ========   ========

----
 * Includes unrealized gain (loss).

                               YIELD INFORMATION

  Set forth below is yield information for the indicated seven-day periods, computed to include and exclude realized and unrealized gains and losses, and information as to the compounded annualized yield, excluding gains and losses, for the same periods.

                                                     SEVEN-DAY PERIOD ENDED
                                                --------------------------------
                                                AUGUST 31, 1995 OCTOBER 31, 1995
                                                --------------- ----------------
   Including gains and losses.................       4.84%           4.72%
   Excluding gains and losses.................       4.80%           4.70%
   Compounded annualized yield................       4.92%           4.81%
   Average maturity of portfolio at end of pe-
    riod......................................      70 days         71 days

  The yield of the Fund refers to the income generated by an investment in the Fund over a stated seven-day period. This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The compounded annualized yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The compounded annualized yield will be somewhat higher than the yield because of the effect of the assumed reinvestment.

  The yield on Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

  On occasion, the Fund may compare its yield to (1) the Donoghue's Domestic Prime Funds Average, an average compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, or (4) the yield on an investment in 91-day Treasury bills on a rolling basis, assuming quarterly compounding. As with yield quotations, yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Fund are to seek preservation of capital, liquidity and the highest possible current income consistent with these objectives available from investing in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Government, and repurchase agreements pertaining to such securities with banks and securities dealers. The investment objectives are fundamental policies of the Fund which may not be changed without a vote of the majority of the outstanding shares of the Fund.

  Investment in the Fund offers several benefits. The Fund seeks to provide as high a yield potential as is available, consistent with the preservation of capital, from short-term U.S. Government securities utilizing professional money market management, block purchases of securities and yield improvement techniques. It provides high liquidity because of its redemption features and seeks reduced risk resulting from diversification of assets. There can be no assurance that the investment objectives of the Fund will be realized. Certain expenses are borne by investors, including advisory and management fees, administrative costs and operational costs.

  In managing the Fund, Merrill Lynch Asset Management, L.P. (the "Manager") will employ a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based on its assessment of the relative values of the various securities and future interest rate patterns. These assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager also will seek to improve yield by taking advantage of yield disparities that regularly occur between securities of a similar kind. For example, market conditions frequently result in similar securities trading at different prices. The Fund seeks to enhance yield by purchasing and selling securities based on these yield disparities.

  Direct U.S. Government obligations consist of securities issued or guaranteed as to principal and interest by the United States and which are backed by the full faith and credit of the United States. Marketable securities issued by the U.S. Government consist of U.S. Treasury bills, notes and bonds which differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable U.S. Government security, have a maturity of up to one year and are issued on a discount basis. U.S. Government agency securities which are backed by the full faith and credit of the United States include securities guaranteed by the Export-Import Bank of the United States and the Small Business Administration. The Fund may invest in variable rate direct U.S. Government obligations. Such obligations are securities on which the interest rate is adjusted periodically prior to their stated maturity at stated intervals (usually at 30, 90 or 180 day intervals) based on a predetermined index or interest rate. The Fund may invest in direct obligations of the U.S. Government by purchasing component parts of U.S. Treasury bonds or other U.S. Government or Government agency securities through the acquisition of deposit receipts which evidence ownership of direct interests in such component parts of U.S. Government securities. The Fund may not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or U.S. Government-sponsored enterprises which are not backed by the full faith and credit of the United States.

  The Fund may invest in the U.S. Government securities described above pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, on entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

  Preservation of capital is a prime investment objective of the Fund, and the U.S. Government obligations in which it will invest generally are considered to have the lowest principal risk among money market securities. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. With respect to repurchase agreements there is also the risk of the failure of parties involved to return the securities involved in such transactions, in which event the Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

  The Fund may purchase U.S. Government securities on a forward commitment basis at fixed purchase terms with periods of up to 90 days between the commitment and settlement dates. The purchase will be recorded on the date the Fund enters into the commitment and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its Custodian consisting of cash or U.S. Government securities having a market value at all times at least equal to the amount of the forward commitment. Although the Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so. There can, of course, be no assurance that the judgments on which these techniques are based will be accurate or that such techniques when applied will be effective.

  For purposes of its investment policies, the Fund defines short-term securities as securities having maturities of not more than 762 days (25 months). Management of the Fund expects that most of the assets of the Fund will be invested in securities maturing in not more than 397 days (13 months), but at times some portion may have maturities up to 762 days (25 months). The maturity of variable rate obligations is deemed to be the next date on which the interest rate is to be adjusted. The dollar-weighted average maturity of the Fund's portfolio will not exceed 90 days. During the fiscal year ended August 31, 1995, the average maturity of its portfolio ranged from 32 days to 83 days.

  Investment Restrictions. The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Among the more significant restrictions, the Fund may not: (1) purchase any securities other than short-term marketable securities which are direct obligations of the U.S. Government, and repurchase agreements and purchase and sale contracts pertaining to such securities as defined under "Investment Objectives and Policies"; (2) enter into repurchase agreements and purchase and sale contracts referred to in (1) with any one bank or primary dealer, if, immediately thereafter, more than 5% of the value of its total assets (taken at market value) would be invested in repurchase agreements and purchase and sale contracts with such bank or primary dealer, except that, with respect to 25% of the Fund's total assets, the Fund may invest up to 10% of its total assets in repurchase agreements and purchase and sale contracts with any one bank; or (3) enter into repurchase agreements or purchase and sale contracts if, as a result thereof, more than 10% of its total assets (taken at market value at the time of each investment) would be subject to repurchase agreements or purchase and sale contracts maturing in more than seven days.

                             MANAGEMENT OF THE FUND

TRUSTEES

  The Board of Trustees of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Trustees of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Trustees of the Fund are:

  Arthur Zeikel*--President of the Manager and its affiliate, Fund Asset Management, L.P. ("FAM"); President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co."); and Director of the Distributor.

  Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

  M. Colyer Crum--James R. Williston Professor of Investment Management, Harvard Business School.

  Edward H. Meyer--Chairman of the Board of Directors, President and Chief Executive Officer of Grey Advertising Inc.

  Jack B. Sunderland--President and Director of American Independent Oil Company, Inc. (an energy company).

  J. Thomas Touchton--Managing Partner of The Witt-Touchton Company (a private investment partnership).
--------
*Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager, which is owned and controlled by ML & Co., a financial services holding company, acts as the investment adviser for the Fund and provides the Fund with management services. The Manager, or an affiliate, FAM, acts as the investment adviser for more than 130 registered investment companies. The Manager also provides investment advisory services to individual and institutional accounts. As of November 30, 1995, the Manager and FAM had a total of $194.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Board of Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for management of the Fund.

  As compensation for its services, the Manager receives a fee from the Fund at the end of each month at the annual rate of 0.45% of the average daily net assets of the Fund. For the fiscal year ended August 31, 1995, the total management fee paid by the Fund to the Manager aggregated $2,408,559 (based on average net assets of approximately $535.2 million). At November 30, 1995, the net assets of the Fund aggregated approximately $574.2 million. At this asset level, the annual management fee would aggregate approximately $2,584,106.

  The Management Agreement obligates the Fund to pay certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended August 31, 1995, the ratio of total expenses, excluding distribution fees, to average net assets was .73%.

  Linda B. Costanzo is primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Costanzo is a Vice President of the Fund and has been a Vice President of the Manager since 1989.

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $15.00 per shareholder account and is entitled to reimbursement from the Fund for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For the fiscal year ended August 31, 1995, the total fee paid by the Fund to the Transfer Agent pursuant to the Transfer Agency Agreement was $1,103,025.

                               PURCHASE OF SHARES

  The Fund is offering its shares without a sales charge at a public price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Fund. If Federal Funds are available to the Fund prior to the determination of net asset value (generally 4:00 P.M. New York time) on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Any order may be rejected by the Fund or the Distributor.

  The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. The Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. Participants in the self-directed retirement plans for which Merrill Lynch acts as passive custodian may invest in shares of the Fund with a minimum initial purchase of $100 and a minimum subsequent purchase of $1. Information concerning investments in the Fund by participants in retirement plans for which Merrill Lynch acts as passive custodian is set forth under "Purchase and Redemption of Shares through Merrill Lynch Retirement Plans" in the Statement of Additional Information. A variety of retirement plans are also available from the Distributor. The minimum initial investment under these plans is $100 and the minimum subsequent investment is $1. In addition, there is no minimum investment under certain corporate pension and profit-sharing plans which have established self-directed employee sub-accounts with Merrill Lynch. The minimum initial purchase with respect to other retirement plans and pension and profit-sharing plans is $100 and the minimum subsequent investment is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

METHODS OF PAYMENT

  Payment Through Securities Dealers. Investment in the Fund may be made through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on behalf of the investor and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day following the day the order is placed with Merrill Lynch, except that orders received through the Merrill Lynch BlueprintSM Program ("Blueprint") in some circumstances may be executed two business days following the day the order is placed with Merrill Lynch. Investments in the Fund through Blueprint may be made only through Merrill Lynch. Such orders should be sent to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. Blueprint maintains a toll-free telephone number for inquiries: (800) 637-3766. Investors who are not placing orders through Blueprint and who desire same day effectiveness should utilize the Payment by Wire procedure described below. Merrill Lynch has an order procedure pursuant to which investors can have the proceeds from the sale of listed securities invested in shares of the Fund on the day investors receive such proceeds in their Merrill Lynch securities accounts. Investors with free cash credit balances (i.e., immediately available funds) in securities accounts of Merrill Lynch will not have their funds invested in the Fund until the day after the order is placed with Merrill Lynch and will not receive the daily dividend which would have been received had their funds been invested in the Fund on the day the order was placed with Merrill Lynch.

  Payment by Wire. An expeditious method of investing in the Fund is through the transmittal of Federal Funds by wire to the Fund's Transfer Agent. The Fund will not be responsible for delays in the wiring system. To purchase shares by wiring Federal Funds, payment should be wired to First Union National Bank of Florida. Shareholders should give their financial institutions the following wiring instructions: ABA #063000021, DDA #2112600061186, Financial Data Services, Inc. The wire should be identified as a payment to Merrill Lynch U.S.A. Government Reserves and should include the shareholder's name and account number. Failure to submit the required information may delay investment. Investors are urged to make payment by wire in Federal Funds.

  Payment to the Transfer Agent. Purchase orders for which remittance is to be made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Purchase orders which are sent by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application. Existing shareholders should enclose the detachable stub from a monthly account statement which they have received. Checks should be made payable to Merrill Lynch Funds Distributor, Inc. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks.

DISTRIBUTION PLAN

  The Fund has adopted a Shareholder Servicing Plan and Agreement (the "Plan") in compliance with Rule 12b-1 under the Investment Company Act pursuant to which the Fund is authorized to pay Merrill Lynch a fee at the annual rate of 0.125% of average daily net asset value of Fund accounts maintained through Merrill Lynch. The Plan reimburses Merrill Lynch only for actual expenses incurred in the fiscal year in which the fee is paid. The fee is principally to provide compensation to Merrill Lynch financial consultants and other Merrill Lynch personnel for providing certain services to shareholders who maintain their Fund accounts through Merrill Lynch. The fee is for direct personal services to Fund shareholders. For the fiscal year ended August 31, 1995, $617,903 was paid to Merrill Lynch pursuant to the Plan based on average net assets subject to the Plan of approximately $535.2 million. At November 30, 1995, the net assets of the Fund subject to the Plan aggregated approximately $574.2 million. At this asset level, the annual fee payable to Merrill Lynch pursuant to the Plan would aggregate approximately $717,807.

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all full and fractional shares of the Fund. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with one of the procedures set forth below. If such notice is received by the Transfer Agent prior to the determination of net asset value on that day (generally 4:00 P.M., New York time), the redemption will be effective on such day and payment will be made on the next business day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day thereafter. If notice of a redemption of shares held in connection with Blueprint is received by Merrill Lynch prior to the Fund's determination of net asset value, it will be effective on the business day following receipt of the redemption request. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the second business day thereafter.

  At various times, the Fund may be requested to redeem shares for which good payment has not yet been received. The Fund may delay, or cause to be delayed, the payment of redemption proceeds until such time as good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, the Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

  Information concerning redemptions by participants in the self-directed retirement plans for which Merrill Lynch acts as passive custodian is set forth in the Statement of Additional Information.

METHODS OF REDEMPTION

  Set forth below is information as to the five methods pursuant to which shareholders may redeem shares. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

  Redemption by Check. Shareholders may redeem shares by check in an amount not less than $500. At the shareholder's request, the Transfer Agent will provide the shareholder with checks drawn on the custody account of the Fund with its Custodian. These checks can be made payable to the order of any person in any amount not less than $500; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks will be returned to the shareholder by the Transfer Agent.

  Shareholders will be subject to the Transfer Agent's rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. The Fund or the Transfer Agent may modify or terminate the redemption by check privilege at any time on 30 days' notice to participating shareholders. In order to be eligible for the redemption by check privilege, purchasers should check the box under the caption "Check Redemption Privilege" in the Purchase Application. The Transfer Agent will then send checks to the shareholders.

  Federal Funds Redemption. Shareholders also may arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, the shareholder must designate on his or her Purchase Application the domestic commercial bank and account number to receive the proceeds of his or her redemption and must have his or her signature on the Purchase Application signature guaranteed. The redemption request for Federal Funds redemption may be made by telephone, wire or by letter to the Transfer Agent and, if received before the determination of net asset value of the Fund on any business day (generally 4:00 P.M., New York time), the redemption proceeds will be wired to the investor's predesignated bank account on the next business day. Shareholders may effect Federal Funds redemptions by telephoning the Transfer Agent at (800) 221-7210 toll-free. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, the Fund may be liable for any losses due to fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. The investor must independently verify this information at the time the redemption request is made.

  Repurchase Through Securities Dealers. The Fund will repurchase shares through securities dealers. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that such request for repurchase is received from the dealer prior to the determination of net asset value of the Fund (generally 4:00 P.M., New York time) on any business day. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund; however, dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Redemption of Fund shares held in connection with Blueprint may be made only through Merrill Lynch. Such a redemption may be made by submitting a written notice by mail directly to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. Investors whose shares are held through Blueprint also may effect notice of redemption by telephoning Merrill Lynch at
(800) 637-3766 toll-free. The Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. The Fund will promptly notify any shareholder of any rejection of a repurchase with respect to his or her shares. For shareholders repurchasing through their securities dealer, payment will be made by the Transfer Agent to the dealer.

  Regular Redemption. Shareholders may redeem shares by submitting a written notice by mail directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. The notice requires the signatures of all persons in whose name the shares are registered, signed exactly as their names appear on the Transfer Agent's register. The signatures on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient.

  Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure applicable to shareholders of the Fund who maintain securities accounts with Merrill Lynch. This procedure, which is not applicable to margin accounts, may be utilized by Merrill Lynch to satisfy amounts due it by the shareholder as a result of account fees and expenses owed to Merrill Lynch or one of its affiliates or as a result of purchases of securities or other transactions in the shareholder's securities account. Under this procedure, unless the shareholder notifies Merrill Lynch to the contrary, the shareholder's Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund (generally 4:00 P.M., New York time); after application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts for which the shareholder is obligated to make payment to Merrill Lynch. Redemptions will be effected on the business day preceding the date the shareholder is obligated to make such payment, and Merrill Lynch will receive the redemption proceeds on the day following the redemption date. Shareholders will receive all dividends declared and reinvested through the date of redemption.

                               ----------------

  Due to the relatively high cost of maintaining accounts of less than $1,000, the Fund reserves the right to redeem shares in any account for their then current value (which will be promptly paid to the shareholder), if at any time the total investment does not have a value of at least $1,000. Shareholders will be notified that the value of their account is less than $1,000 and allowed two months to make an additional investment before the redemption is processed. In such event, the $1,000 minimum on subsequent investment will not be applicable.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares. Certain of such services are not available to investors who place purchase orders for the Fund's shares through Blueprint. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Included in such services are the following:

  Investment Account. Each shareholder has an Investment Account and will receive from the Transfer Agent a monthly report showing the activity in his or her account for the month. A shareholder may make additions to his or her Investment Account at any time by purchasing shares at the public offering price either through his or her securities dealer, by wire or by mail directly to the Transfer Agent, acting as agent for his or her dealer. A shareholder may ascertain the number of shares in his or her Investment Account by telephoning the Transfer Agent at (800) 221-7210 toll-free. The Transfer Agent will furnish this information only after the shareholder has specified the name, address, account number and social security number of the registered owner or owners. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Exchange Privilege. Shareholders of the Fund have an exchange privilege with Class D shares of certain other mutual funds advised by the Manager or FAM ("MLAM-advised mutual funds"). Alternatively, shareholders may exchange shares of the Fund for Class A shares of one of the MLAM-advised mutual funds if the shareholder holds any Class A shares of that fund in his or her account in which the exchange is made at the time of the exchange or is otherwise an eligible Class A investor. Shareholders of the Fund also may exchange shares of the Fund into shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Fund shares. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Securities and Exchange Commission. Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  Accrued Monthly Payout Plan. Shareholders desiring their dividends in cash may enroll in this plan and receive monthly cash payments resulting from the redemption of the shares received on dividend reinvestments during the month.

  Systematic Withdrawal Plan. A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account on either a monthly or quarterly basis.

  Automatic Investment Plan. Regular additions may be made to an investor's Investment Account by prearranged charges to his or her regular bank account at a minimum of $50 per month.

                             PORTFOLIO TRANSACTIONS

  The U.S. Government securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Government securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio transactions will consist primarily of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission. An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. The Securities and Exchange Commission has issued an exemptive order permitting the Fund to conduct certain principal transactions with Merrill Lynch Government Securities Inc. or its subsidiary, Merrill Lynch Money Markets, Inc. subject to certain terms and conditions. During the fiscal year ended August 31, 1995, the Fund engaged in no transactions pursuant to such order.

                             ADDITIONAL INFORMATION

DIVIDENDS

  Dividends are declared and reinvested daily in the form of additional shares at net asset value. Shareholders will receive statements monthly as to such reinvestments. Shareholders liquidating their holdings will receive on redemption all dividends declared and reinvested through the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of the Fund is determined, the net asset value per share of the Fund normally remains constant at $1.00 per share.

  Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses on portfolio securities, (iii) less amortization of premiums and the estimated expenses of the Fund applicable to that dividend period.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, on each day during which the New York Stock Exchange or New York banks are open for business. Such determination is made as of the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time) or, on days when the New York Stock Exchange is closed but New York banks are open, at 4:00 P.M., New York time. The net asset value is determined pursuant to the "penny-rounding" method by adding the fair value of all securities and other assets in the portfolio, deducting the portfolio's liabilities and dividing by the number of shares outstanding. The result of this computation will be rounded to the nearest whole cent. Securities with remaining maturities of greater than 60 days for which market quotations are readily available will be valued at market value. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, i.e., by valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Other securities held by the Fund will be valued at their fair value as determined in good faith by or under direction of the Board of Trustees.

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November, or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  If the value of assets held by the Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $ 1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced as described above.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

  The Fund was organized on November 17, 1987 under the laws of the Commonwealth of Massachusetts. The Fund is a successor to a Massachusetts business trust of the same name organized on July 24, 1982. It is a no-load, diversified, open-end investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a single class. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares are fully paid and nonassessable by the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and on other matters submitted to the vote of shareholders.

  The Declaration of Trust does not require that the Fund hold an annual meeting of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                           Merrill Lynch Financial Data Services, Inc.

                           P.O. Box 45289

                           Jacksonville, FL 32232-5289

The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-221-7210.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                               ----------------

  The Declaration of Trust establishing the Fund, dated November 17, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch U.S.A. Government Reserves" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Fund but the "Trust Property" (as defined in the Declaration) only shall be liable.

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES PURCHASE APPLICATION
-------------------------------------------------------------------------------

INSTRUCTIONS Send this completed form to: MERRILL LYNCH FINANCIAL DATA
             SERVICES, INC., P.O. Box
             45289, Jacksonville, Florida 32232-5289.
             NOTE: This form may not be used for purchases through the Merrill Lynch Blueprint SM Program. You may request a Merrill Lynch Blueprint SM Program application form by calling toll free
             (800) 637-3766.
-------------------------------------------------------------------------------
1. TO REGISTER SHARES    THE ACCOUNT SHOULD BE REGISTERED AS FOLLOWS:
(PLEASE PRINT
EXCEPT FOR      [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
SIGNATURES)     PRINT APPLICANT'S NAME. FOR CLARITY, PLEASE SKIP A SPACE BETWEEN
                NAMES.
                                                 [_][_][_][_][_][_][_]
                                                 SOCIAL SECURITY
                                                 NO. OR TAX ID NO.

                [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
                PRINT JOINT REGISTRANT'S NAME, IF ANY. IN CASE OF JOINT REGISTRATION, A JOINT TENANCY WITH RIGHT OF SURVIVORSHIP WILL BE PRESUMED, UNLESS OTHERWISE INDICATED.
_______________________________________________________________________________
STREET ADDRESS                         CITY         STATE          ZIP CODE
                                       _______________________________________
                                       NAME AND ADDRESS OF EMPLOYER
-------------------------------        _______________________________________
          OCCUPATION                   _______________________________________

Amount of Investment $
-------------------------------------------------------------------------------
Please make any check payable to Merrill Lynch Funds Distributor, Inc.
Home Phone No. (Include Area Code)                          Business Phone No.
-------------------------------------------------------------------------------
2. CHECK REDEMPTION PRIVILEGE (SEE TERMS AND CONDITIONS IN THE PROSPECTUS)
[_]
     I hereby request and authorize Merrill Lynch Financial Data Services,
     Inc. (the "Transfer Agent") to honor checks or automatic clearing house ("ACH") debits drawn by me on my Merrill Lynch U.S.A. Government Reserves (the "Fund") account subject to acceptance by the Fund, with payment therefor to be made by redeeming sufficient shares in my account without a signature guarantee. The Transfer Agent and the Fund do hereby reserve all their lawful rights for honoring checks or ACH debits drawn by me and for effecting redemptions pursuant to the Check Redemption Privilege. I understand that this election does not create a checking or other bank account relationship between myself and the Transfer Agent or the Fund and that the relationship between myself and the Transfer Agent is that of shareholder-transfer agent.
Check box
(if desired)
     FOR JOINT ACCOUNT: CHECK HERE WHETHER EITHER OWNER [_] IS AUTHORIZED,
     OR ALL OWNERS [_] ARE REQUIRED TO SIGN CHECKS.
-------------------------------------------------------------------------------
3. FEDERAL FUNDS REDEMPTION (SEE TERMS AND CONDITIONS IN THE PROSPECTUS)
[_]
     The undersigned hereby authorizes and directs Merrill Lynch Financial
     Data Services, Inc. (the "Transfer Agent") to act on telephonic, telegraphic or other instructions (without signature guarantee) from any person representing himself to be either the investor or any authorized representative of the investor, directing redemption of shares in an amount of $5,000 or more of Merrill Lynch U.S.A.
     Government Reserves (the "Fund") held by the Transfer Agent on behalf of the undersigned, and to transmit the proceeds by wire only to the bank account designated below.
Check box
(if desired)
     Any change in the bank account designated to receive redemption proceeds shall require a signature guarantee. The investor understands and agrees that the Fund and the Transfer Agent reserve the right to refuse any instructions.
The Transfer Agent requires additional documentation from corporations, partnerships, trustees and similar institutional investors in addition to this authorization (see No. 9 below).

Absent its own negligence, and so long as reasonable procedures to confirm the validity of telephoned instructions are employed, neither the Fund nor Merrill Lynch Financial Data Services, Inc. shall be liable for any redemption caused by unauthorized instructions. Investors may effect notice of this type of redemption by telephoning the Transfer Agent at the toll-free number (800) 221-7210. Shares which are being repurchased through securities dealers will not qualify for Federal Funds redemption.
FILL OUT THE REST OF THIS SPACE ONLY IF THE ABOVE BOX IS CHECKED. IN ADDITION, YOUR SIGNATURE(S) MUST BE GUARANTEED. YOUR BANK MUST BE A MEMBER OF THE FEDERAL RESERVE OR HAVE A CORRESPONDENT BANKING RELATIONSHIP WITH A BANK THAT DOES BELONG TO THE FEDERAL RESERVE.
ENCLOSE A SPECIMEN COPY OF YOUR
PERSONAL CHECK (MARKED "VOID") FOR
THE BANK ACCOUNT LISTED BELOW.


                                      IF YOUR BANK IS NOT A MEMBER OF THE
                                      FEDERAL RESERVE:
IF YOUR BANK IS A MEMBER OF
THE FEDERAL RESERVE:                  ________________________________________
____________________________________  Correspondent Bank Name        Routing
                                      Code
Your Bank Name     Bank Routing Code
____________________________________  ________________________________________
                                      Your Bank Name        Bank Routing Code
Your Account Name     Account Number
____________________________________  ________________________________________
Address of Bank   City   State   Zip  Your Account Name      Your Account
Code                                  Number
                                      ________________________________________
                                      Your Bank Address  City  State  Zip Code

-------------------------------------------------------------------------------

4. AUTOMATIC INVESTMENT PLAN PRIVILEGE (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)
[_] Check this box only if you wish to have an Authorization Form sent to you.

-------------------------------------------------------------------------------
5. SYSTEMATIC WITHDRAWAL PLAN (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)
Minimum Requirements: $10,000 for monthly disbursement, $5,000 for quarterly, of shares in Merrill Lynch U.S.A. Government Reserves at cost or current offering price. In addition, your signature(s) must be guaranteed. This option is available only if you do not check No. 6.

The undersigned hereby authorizes and directs Merrill Lynch Financial Data Services, Inc. on (check only one)

[_] the 24th of each month.              payable to the order of (check only
                                          one)
[_] March 24, June 24, September 24     [_] the registered owner as indicated
    and December 24.                        in Item 1 hereinabove.
 [_] to redeem a sufficient number      [_] (other): _________________________
     of shares in my account to         Such check or ACH debit shall be
     generate redemption proceeds of    mailed to (check only one)
     $____ or
 [_] to redeem ____% of the shares in   [_]  the address indicated in Item 1
     my account on such date                 hereinabove.
     and pay the redemption proceeds     [_]  the following name and address:
     by check or ACH debit
                                        ______________________________________
-------------------------------------------------------------------------------
6. ACCRUED MONTHLY PAYOUT PLAN (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)
Check box

     The undersigned hereby authorizes and directs Merrill Lynch Financial
     Data Services, Inc. to redeem on the last Friday of each month all shares purchased during such month through reinvestment of dividends and distributions and send the proceeds to me.
(if desired)[_]
-------------------------------------------------------------------------------
7. SIGNATURES
Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security No. or Taxpayer Identification No. and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes" in the Prospectus) either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto. INSTRUCTIONS: You must strike out the language in
(2) above if you have been notified that you are subject to backup withholding due to underreporting and you have not received a notice from the IRS that backup withholding has been terminated. By your signature below, you authorize the furnishing of this certification to other Merrill Lynch-sponsored mutual funds. By the execution of this Purchase Application, the investor represents and warrants that the investor has full right, power and authority to make the investment applied for pursuant to this Application, and the person or persons signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application and to purchase or redeem shares of the Fund on behalf of the investor.

The investor hereby affirms that he has received a current Fund Prospectus and appoints Merrill Lynch Financial Data Services, Inc. as his agent to receive dividends and distributions for their automatic reinvestment in additional Fund shares.
______________________  ___________   ________________________________________
Signature of investor       Date      Signature of Joint Registrant, if any
  Signature(s) Guaranteed
  (only for those electing             By:
   No. 3 or No. 5):                   ________________________________________
                                             (Authorized Signatory or
                                             Guarantor)

NOTE: The Guarantor must be either a U.S. commercial bank (not a savings bank) or a trust company in New York City or one that is a correspondent of a New York City commercial bank or trust company, or a member of a national securities exchange. (A Notary Public's seal does not constitute a signature guarantee.)
-------------------------------------------------------------------------------
8. FOR DEALERS AND ADVISERS
[_] Dealer [_] Investment Adviser _____________________________________________
                                  Name
_______________________________________________________________________________
Street                                   City          State           Zip
_______________________________________________________________________________
If Dealer--Fill F/C's Name    F/C's No.             Customer Account Number
-------------------------------------------------------------------------------
9. OTHER INFORMATION
This application enables you to take advantage of any or all of the optional services available to Merrill Lynch U.S.A. Government Reserves shareholders and will update any options in effect for your account.

  If you select the Check Redemption Privilege, a supply of checks imprinted with your name and shareholder account number will be sent to you in approximately 10 days. You should be certain that a sufficient number of shares are held by Merrill Lynch Financial Data Services, Inc. for your account to cover the amount of any check drawn by you. If insufficient shares are in the account, the check will be returned or the ACH debit will be dishonored marked insufficient funds. Since the dollar value of your account is constantly changing, the total value of your account cannot be determined in advance and the account cannot be entirely redeemed by check or ACH debit. If the Check Redemption Privilege is being requested for an account in the name of a corporation or other institution, the following additional documents must be submitted with this authorization.
  CORPORATIONS--"Certification of Corporate Resolution," indicating the names and titles of officers authorized to write checks or to draw ACH debits, must be signed by an officer other than one empowered to execute transactions, with his signature guarantee and with the corporate seal affixed.
  PARTNERSHIPS--"Certification of Partnership," naming the partners and the required number that may act in accordance with the terms of the Partnership Agreement, is to be executed by a general partner with his signature guaranteed.
  TRUSTS--"Certification of Trustees," naming the trustees and the required number that may act in accordance with the terms of the Trust Agreement, must be executed by a certifying trustee with his signature guaranteed and under the corporate seal.
  If you are adding or reinstating the Federal Funds Redemption option, the signature must be guaranteed in the space provided above. Your signature(s) must be guaranteed by a commercial bank (not a savings bank) in New York City or one having a New York City correspondent, or by a member firm of any national securities exchange. (A Notary Public's seal does not constitute a signature guarantee.)

                                    MANAGER
                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011

                     Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR
                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:

                               P.O. Box 9081

                     Princeton, New Jersey 08543-9081

                                   CUSTODIAN
                              The Bank of New York
                        90 Washington Street, 12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT

                Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:

                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:

                              P.O. Box 45289

                     Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                                117 Campus Drive

                     Princeton, New Jersey 08540-6400

                                    COUNSEL
                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                ---------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Financial Highlights.......................................................   3
Yield Information..........................................................   4
Investment Objectives and Policies.........................................   4
Management of the Fund.....................................................   6
 Trustees..................................................................   6
 Management and Advisory Arrangements......................................   7
 Transfer Agency Services..................................................   8
Purchase of Shares.........................................................   8
 Methods of Payment........................................................   8
 Distribution Plan.........................................................   9
Redemption of Shares.......................................................  10
 Methods of Redemption.....................................................  10
Shareholder Services.......................................................  12
Portfolio Transactions.....................................................  13
Additional Information.....................................................  13
 Dividends.................................................................  13
 Determination of Net Asset Value..........................................  14
 Taxes.....................................................................  14
 Organization of the Fund..................................................  15
 Shareholder Reports.......................................................  16
 Shareholder Inquiries.....................................................  16
Purchase Application.......................................................  17

                                                           Code #10152-1295
[LOGO] MERRILL LYNCH

Merrill Lynch
U.S.A. Government Reserves

[ART]

Merrill Lynch U.S.A. Government
Reserves is organized as a
Massachusetts business trust. It
is not a bank nor does it offer
fiduciary or trust services.
Shares of the Fund are not
equivalent to a bank account. As
with any investment in
securities, the value of a
shareholder's investment in the
Fund will fluctuate. The shares
of the Fund are not insured by
any Government agency and are not
subject to the protection of the
Securities Investor Protection
Corporation. A shareholder's
investment in the Fund is not
insured by any government agency.

PROSPECTUS

December 22, 1995

Distributor: Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------

                    MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  The investment objectives of Merrill Lynch U.S.A. Government Reserves (the "Fund") are to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of short-term marketable securities, including variable rate securities, which are direct obligations of the U.S. Government, and repurchase agreements pertaining to such securities. For purposes of its investment policies, the Fund defines short-term securities as having a maturity of no more than 762 days (25 months). Management of the Fund expects that substantially all of the assets of the Fund will be invested in securities maturing in less than one year, but at times some portion may have longer maturities not exceeding two years. There can be no assurance that the investment objectives of the Fund will be realized. The Fund pays Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") a distribution fee for providing certain services in connection with the distribution of Fund shares. See "Purchase of Shares".

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated December 22, 1995 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

The date of this Statement of Additional Information is December 22, 1995.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Fund are to seek preservation of capital, liquidity and the highest possible current income consistent with these objectives available from investing in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Government, and repurchase agreements pertaining to such securities with banks and securities dealers. Reference is made to "Investment Objectives and Policies" in the Prospectus for a discussion of the investment objectives and policies of the Fund.

  As discussed in the Prospectus, the Fund may invest in the U.S. Government securities described therein pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or the primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, the Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral. From time to time the Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

  In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not: (1) act as an underwriter of securities issued by other persons; (2) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities; (3) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (4) make loans to other persons, provided that the Fund may purchase U.S. Government securities and enter into repurchase agreements and purchase and sale contracts referred to in investment restriction (1) in the Prospectus;
(5) borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes [Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. Interest paid on such borrowings will reduce net income.]; and (6) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (5) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's net assets, taken at market value.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Trustees and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is Merrill Lynch Asset Management, P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (63)--President and Trustee (1)(2)--President of Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager", which term as used herein includes the Manager's corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM", which term as used herein includes FAM's corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Executive Vice President of Merrill Lynch from 1990 to 1995 and a Senior Vice President thereof from 1985 to 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").

  Donald Cecil (68)--Trustee (2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; General Partner of Cumberland Associates (an asset management company) from 1970 to 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  M. Colyer Crum (63)--Trustee (2)--Soldiers Field Road, Boston, Massachusetts 02163. James R. Williston Professor of Investment Management, Harvard Business School, since 1971; Director of Cambridge Bancorp, Copley Properties, Inc. and Sun Life Assurance Company of Canada.

  Edward H. Meyer (68)--Trustee (2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. and Ethan Allen Interiors, Inc.

  Jack B. Sunderland (67)--Trustee (2)--P.O. Box 7, West Cornwall, Connecticut, 06796. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.

  J. Thomas Touchton (57)--Trustee (2)--Suite 3405, One Tampa City Center, Tampa, Florida 33602. Managing Partner of The Witt-Touchton Company and its predecessor, The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

  Terry K. Glenn (55)--Executive Vice President (1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Joseph T. Monagle, Jr. (47)--Executive Vice President (1)(2)--Senior Vice President of the Manager and FAM since 1990; Vice President of the Manager from 1978 to 1990; Senior Vice President of Princeton Services since 1993.

  Donald C. Burke (35)--Vice President (1)(2)--Vice President and Director of Taxation of the Manager since 1990; Employee of Deloitte & Touche llp from 1981 to 1990.

  Linda B. Costanzo (45)--Vice President (1)(2)--Vice President of the Manager since 1989; Assistant Vice President of the Manager from 1988 to 1989; employee of the Manager from 1986 to 1988.

  Gerald M. Richard (46)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer of the Distributor since 1984.

  Mark B. Goldfus (49)--Secretary (1)(2)--Vice President of the Manager and FAM since 1985.

--------

  (1) Interested person, as defined in the Investment Company Act of 1940, of the Fund.

  (2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or FAM acts as investment adviser.

  At November 30, 1995, the Trustees and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of beneficial interest of the Fund. At such date, Mr. Zeikel, a Trustee of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of Common Stock of ML & Co.

COMPENSATION OF TRUSTEES

  Pursuant to the terms of its management agreement with the Fund (the "Management Agreement"), the Manager pays all compensation of all officers of the Fund and all Trustees of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each unaffiliated Trustee an annual fee of $3,000 plus a fee of $750 per meeting attended and pays all Trustees' actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of the Audit Committee, which consists of all of the unaffiliated Trustees, an annual fee of $2,500 and the chairman of the Audit Committee an additional annual fee of $1,000. Fees and expenses paid to the unaffiliated Trustees aggregated $43,007 for the fiscal year ended August 31, 1995.

  The following table sets forth, for the fiscal year ended August 31, 1995, compensation paid by the Fund to the non-interested Trustees and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies (including the Fund) advised by MLAM and its affiliate, FAM ("MLAM/FAM-Advised Funds") to the non-interested Trustees:

                                               PENSION OR         AGGREGATE
                                               RETIREMENT       COMPENSATION
                                                BENEFITS        FROM FUND AND
                                             ACCRUED AS PART      MLAM/FAM-
                               COMPENSATION      OF FUND        ADVISED FUNDS
DIRECTOR                       FROM THE FUND     EXPENSE     PAID TO TRUSTEES(1)
--------                       ------------- --------------- -------------------
Donald Cecil..................    $9,500          none            $276,350
M. Colyer Crum................    $8,500          none            $126,600
Edward H. Meyer...............    $7,750          none            $251,600
Jack B. Sunderland............    $8,500          none            $134,600
J. Thomas Touchton............    $8,500          none            $134,600

--------

(1) In addition to the Fund, the Trustees serve on the boards of other MLAM/FAM-Advised Funds as follows: Donald Cecil (48 funds), M. Colyer Crum (17 funds), Edward H. Meyer (34 funds), Jack B. Sunderland (18 funds) and
    J. Thomas Touchton (18 funds).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning management and advisory arrangements of the Fund.

  Subject to the direction of the Board of Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for portfolio management of the Fund.

  The Manager has access to the expertise of its affiliate, Merrill Lynch Government Securities, Inc. ("GSI"), which is a wholly-owned subsidiary of ML & Co. In terms of dollar volume of trading, GSI is one of the largest dealers in U.S. Government securities and U.S. Government agency securities, acting both as a primary dealer and a secondary market trader. GSI is one of the reporting dealers in U.S. Government securities who report their daily position and activity to the Federal Reserve Bank of New York. In addition, the total securities and economic research facilities of Merrill Lynch are available to the Manager.

  Securities held by the Fund also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as "clients") for which the Manager or FAM acts as an adviser or by investment advisory clients of the Manager. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its subsidiary during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  As compensation for its services to the Fund, the Manager receives a fee from the Fund at the end of each month at the annual rate of 0.45% of the average daily net assets of the Fund. For the fiscal years ended August 31, 1993, 1994 and 1995, the total management fees paid by the Fund to the Manager aggregated $2,728,134, $2,581,756 and $2,408,559, respectively.

  California imposes limitations on the expenses of the Fund. At the date hereof, those limitations require that the Manager reimburse the Fund in any amount necessary to prevent such operating expenses (excluding interest, taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) of the Fund from exceeding 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. No fee payment will be made to the Manager during the year which will cause such expenses to exceed the expense limitation at the time of such payment. Prior to September 21, 1989, the Fund was subject to more restrictive expense limitation provisions. At the date of this Statement of Additional Information, the Manager has not been required to make any reimbursement to the Fund pursuant to limitations on operating expenses.

  The Management Agreement obligates the Manager to provide advisory, administrative and management services, to furnish office space and facilities for management of the affairs of the Fund and to pay all compensation of and furnish office space and facilities for officers of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of ML & Co. or any of its subsidiaries. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, organizational expenses, taxes, expenses for legal and auditing services, costs of printing proxy statements, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the custodian and transfer agent, expenses of redemption of shares, expenses of registering and qualifying shares for sale under Federal and state securities laws, fees and expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, expenses of portfolio transactions, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended August 31, 1994, the amount of such reimbursement was $70,723.

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")) because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described below, the Management Agreement will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding voting shares of the Fund and (b) by a majority of Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund is offering its shares without a sales charge at a public offering price equal to the net asset value next determined after a purchase order becomes effective. It is anticipated that the net asset value will remain constant at $1.00 per share, although this cannot be assured.

  The minimum initial purchase is $5,000. The minimum subsequent purchase is $1,000. The minimum initial purchase with respect to pension, profit sharing, individual retirement and certain other retirement plans is $100 and the minimum subsequent purchase in connection with such plans is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements. Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, including the Manager, the minimum initial purchase is $300 and the minimum subsequent purchase is $100. Any order may be rejected by the Distributor or the Fund.

  The Distributor acts as the distributor in the continuous offering of the Fund's shares. Shares may be purchased directly from the Distributor or from other securities dealers, including Merrill Lynch, with whom the Distributor has entered into a selected dealer agreement. Securities dealers may charge investors a fee in connection with such transactions. Merrill Lynch has informed the Fund that it does not charge such a fee.

  The Fund's distribution agreement with the Distributor is renewable annually, and may be terminated on 60 days' written notice by either party. Under such agreement, after the prospectuses, statements of additional information and periodic reports have been prepared and set in type, the Distributor will pay for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also will pay for other supplementary sales literature.

  It is the Fund's policy to be as fully invested as reasonably practicable at all times to maximize the yield on the Fund's portfolio. The money markets in which the Fund will purchase and sell portfolio securities normally require immediate settlement of transactions in Federal Funds. Federal Funds are a commercial bank's deposits in a Federal Reserve Bank and can be transferred from one member bank's account to that of another member bank on the same day and thus are considered to be immediately available funds. Orders for the purchase of Fund shares shall become effective on the day Federal Funds become available to the Fund and the shares being purchased will be issued at the net asset value per share next determined. If Federal Funds are available to the Fund prior to 4:00 P.M., New York time, on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase.

DISTRIBUTION PLAN

  The Fund has adopted a Shareholder Servicing Plan and Agreement (the "Plan") in compliance with Rule 12b-1 under the Investment Company Act pursuant to which the Fund is authorized to pay Merrill Lynch a fee at the annual rate of 0.125% of average daily net asset value of Fund accounts maintained through Merrill Lynch. The Plan reimburses Merrill Lynch only for actual expenses incurred in the fiscal year in which the fee is paid. The fee is principally to provide compensation to Merrill Lynch financial consultants and other Merrill Lynch personnel for providing direct personal services to shareholders of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to shareholders by Merrill Lynch which are covered by the Management Agreement (see "Management of the Fund--Management and Advisory Arrangements") between the Fund and the Manager.

  The Trustees believe that the Fund's expenditures under the Plan benefit the Fund and its shareholders by providing better shareholder services and by affecting positively the sale and distribution of Fund shares. For the fiscal years ended August 31, 1993, 1994 and 1995, $724,281, $681,261 and $617,903,
respectively, was paid to Merrill Lynch pursuant to the Plan (based on average net assets subject to the Plan of approximately $606.3 million, $573.7 million and $535.2 million, respectively). At November 30, 1995 the net assets of the Fund subject to the Plan aggregated approximately $574.2 million. At this asset level, the annual fee payable to Merrill Lynch pursuant to the Plan would aggregate approximately $717,807. All of such amounts were allocated to Merrill Lynch financial consultants, other Merrill Lynch personnel and related administrative costs.

  Among other things, the Plan provides that Merrill Lynch shall provide and the Trustees of the Fund shall review quarterly reports of the distribution expenditures made by Merrill Lynch pursuant to the Plan. In their consideration of the Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and its shareholders. The Plan further provides that, so long as the Plan remains in effect, the selection and nomination of Trustees of the Fund who are not "interested persons" of the Fund as defined in the Investment Company Act (the "Independent Trustees") shall be committed to the discretion of the Independent Trustees then in office. The Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Fund. Finally, the Plan cannot be amended to increase materially the amount to be spent by the Fund thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

                              REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the repurchase and redemption of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (B) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

  The total value of the shareholder's investment in the Fund at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and income earned.

    PURCHASE AND REDEMPTION OF SHARES THROUGH MERRILL LYNCH RETIREMENT PLANS

  Merrill Lynch offers four types of self-directed retirement plans for which it acts as passive custodian ("Retirement Plans"). These plans are an individual retirement account ("IRA"), The Merrill Lynch Tax-Deferred Basic(TM) Retirement Plan, designed for sole proprietors, partnerships and small corporations ("Basic Plan"), a simplified employee pension plan ("SEP"), and a special IRA available through payroll deductions to individuals through their employers, labor unions and other employee associations that have chosen to make such IRAs available on a voluntary basis through the Merrill Lynch Blueprint SM Program. Information concerning the establishment and maintenance of Retirement Plans and investments by Retirement Plan accounts is contained in the Retirement Plan documents available from Merrill Lynch.

PURCHASE BY RETIREMENT PLANS

  Special purchase procedures apply in the case of the Retirement Plans. The minimum initial purchase for participants in Retirement Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in the Retirement Plans may elect to have cash balances in their Retirement Plan account automatically invested in the Fund.

  Cash balances of participants who elect to have such funds automatically invested in the Fund will be invested as follows. Cash balances arising from the sale of securities held in the Retirement Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Retirement Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Retirement Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Retirement Plan account or from a contribution to the Retirement Plan are invested in shares of the Fund on the business day following the date the payment is received in the Retirement Plan account. Cash balances of less than $1.00 will not be invested and no return will be earned.

  A participant in the IRA, Basic or SEP Retirement Plans who has not elected to have cash balances automatically invested in shares of the Fund may enter a purchase order through his or her Merrill Lynch financial consultant.

REDEMPTIONS BY RETIREMENT PLANS

  Distributions from Retirement Plans to a participant prior to the time the participant reaches age 59 1/2 may subject the participant to penalty taxes. There are, however, no adverse tax consequences resulting from redemptions of shares of the Fund where the redemption proceeds remain in the Retirement Plan account or are otherwise invested therein.

  The Fund has instituted an automatic redemption procedure for participants in the Retirement Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Retirement Plan account.

  Any shareholder may redeem shares of the Fund by submitting a written notice of redemption to Merrill Lynch. Participants in IRA, Basic and SEP Retirement Plans should contact their Merrill Lynch financial consultant to effect such redemptions. Participants in the IRA program through the Merrill Lynch Blueprint SM Program should contact Merrill Lynch at the toll-free number furnished to them to effect such redemptions. Redemption requests should not be sent to the Fund. If inadvertently sent to the Fund, they will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Retirement Plan is maintained, signed exactly as his or her name appears on his Retirement Plan adoption agreement.

CONFIRMATIONS

  All purchases and redemptions of Fund shares and dividend reinvestments will be confirmed to participants in the IRA, Basic and SEP Retirement Plans (rounded to the nearest share) in the statement which is sent quarterly to all participants in IRA Retirement Plans and monthly to all participants in Basic and SEP Retirement Plans.

  Participants in the IRA program through the Merrill Lynch Blueprint SM Program will receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares, and, at least monthly, will receive an individual confirmation with respect to each redemption of Fund shares and each purchase of such shares other than purchases which are made automatically through payroll deductions.

                            PORTFOLIO TRANSACTIONS

  The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Trustees of the Fund, the Manager is primarily responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Fund's policy of investing in securities with short maturities will result in high portfolio turnover.

  The Government securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own accounts. On occasion, securities may be purchased directly from the issuer. Government securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Fund primarily will consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including GSI and Merrill Lynch, may not serve as the Fund's dealer in connection with such transactions except pursuant to the exemptive order described below. However, an affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. The Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member.

  The Securities and Exchange Commission has issued an order permitting the Fund to conduct principal transactions with GSI in U.S. Government securities and U.S. Government agency securities. This order contains a number of conditions, including conditions designed to ensure that the price to the Fund from GSI is equal to or better than that available from other sources. GSI has informed the Fund that it will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI or its subsidiary, Merrill Lynch Money Markets Inc., to receive a dealer spread on any transaction with the Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved. During the fiscal year ended August 31, 1993, the Fund engaged in three such transactions aggregating approximately $48.2 million. During the fiscal years ended August 31, 1994 and 1995 the Fund did not engage in any such transactions.

  The Trustees of the Fund have considered the possibilities of recapturing for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including GSI and Merrill Lynch. For example, dealer spreads received by GSI or its subsidiary on transactions conducted pursuant to the permissive order described above could be offset against the management fee payable by the Fund to the Manager. After considering all factors deemed relevant, the Board of Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

  The Fund does not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, on each day during which the New York Stock Exchange or New York banks are open for business. Such determination is made as of the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time) or, on days when the New York Stock Exchange is closed but New York banks are open, at 4:00 P.M., New York time. As a result of this procedure, the net asset value is determined each day except for days on which both the New York Stock Exchange and New York banks are closed. Both the New York Stock Exchange and New York banks are closed on New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is determined under the "penny-rounding" method by adding the value of all securities and other assets in the portfolio, deducting the portfolio's liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent.

  The Fund values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by the Fund are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

  In accordance with the Securities and Exchange Commission rule applicable to the valuation of its portfolio securities, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months), with the exception of U.S. Government Securities and U.S. Government agency securities, which may have remaining maturities of up to 762 days (twenty-five months). The Fund will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on a "penny-rounded" basis will be reported to the Trustees by the Manager. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the reduction of the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund's capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant penny-rounded net asset value of $1.00 per share, the shareholders will contribute proportionately to the Fund's capital the number of shares which represent the difference between the amortized cost valuation and market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by his investment in the Fund.

  Since the net income of the Fund (including realized gains and losses on the portfolio securities) is determined and declared as a dividend immediately prior to each time the net asset value of the Fund is determined, the net asset value per share of the Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his account and any decrease in the value of a shareholder's investment may be reflected by a decrease in the number of shares in his account. See "Taxes".

                               YIELD INFORMATION

  The Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. Under this calculation, the yield reflects realized and unrealized gains and losses on portfolio securities. In accordance with regulations adopted by the Securities and Exchange Commission, the Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Securities and Exchange Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

  The yield on the Fund's shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on Treasury securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on shares of other money market funds or other investments.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") has an Investment Account and will receive from the Transfer Agent a monthly report showing the activity in his or her account for the month. A shareholder may make additions to his or her Investment Account at any time by purchasing shares at the applicable public offering price either through his or her securities dealer, by wire or by mail directly to the Transfer Agent, acting as agent for his or her dealer. A shareholder may ascertain the number of shares in his or her Investment Account by telephoning the Transfer Agent at (800) 221-7210 toll-free. The Transfer Agent will furnish this information only after the shareholder has specified the name, address, account number and social security number of the registered owner or owners.

  In the interest of economy and convenience and because of the operating procedures of the Fund, certificates representing the Fund's shares will not be issued physically. Shares are maintained by the Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

AUTOMATIC INVESTMENT PLAN

  The Fund offers an Automatic Investment Plan in connection with accounts maintained at the Transfer Agent whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. See the Purchase Application in the Prospectus. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or the Distributor.

ACCRUED MONTHLY PAYOUT PLAN

  The dividends of the Fund are reinvested automatically in additional shares. Shareholders with accounts maintained at the Transfer Agent desiring cash payments may enroll in the Accrued Monthly Payout Plan, under which shares equal in number to shares credited through the automatic reinvestment of dividends and distributions during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution. Investors may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application in the Prospectus. A shareholder's Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or the Distributor.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price of $5,000 or more, and monthly withdrawals for shareholders with shares with such a value of $10,000 or more. The quarterly periods end on the 24th day of March, June, September and December. See the Purchase Application in the Prospectus.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her shares. Redemptions will be made at net asset value as determined at the close of business on the New York Stock Exchange on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor. A shareholder may not elect to make systematic withdrawals while he or she is enrolled in the Accrued Monthly Payout Plan.

  Withdrawal payments should not be considered as dividends, yield or income. Withdrawals are sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment will be reduced correspondingly. Shareholders are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

RETIREMENT PLANS

  Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. In addition, eligible shareholders of the Fund may participate in a variety of qualified employee benefit plans which are available from the Distributor. Participants in these plans may invest in the Fund and in certain other mutual funds sponsored by Merrill Lynch. Information with respect to these plans is available upon request from the Distributor. See "Purchase of Shares" in the Prospectus and "Purchase and Redemption of Shares through Merrill Lynch Retirement Plans" herein.

  Capital gains and income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

  Shareholders of the Fund who have held all or part of their shares for at least 15 days may exchange their shares of the Fund for Class D shares of mutual funds advised by the Manager or FAM described below (collectively referred to as the "MLAM-advised mutual funds") on the basis described below. Shares with a net asset value of at least $250 are required to qualify for the exchange privilege.

  Alternatively, shareholders may exchange shares of the Fund for Class A shares of one of the MLAM-advised mutual funds if the shareholder holds any Class A shares of that fund in his or her account in which the exchange is made at the time of the exchange or is otherwise an eligible Class A investor. An eligible Class A investor includes the following: certain employer sponsored retirement or savings plans, including eligible 401(k) plans, provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates; corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds; participants in certain investment programs including TMAsm Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program; and ML & Co. and its subsidiaries and their directors and employees and members of the Boards of MLAM-advised investment companies, including the Fund.

  Shareholders of the Fund also may exchange shares of the Fund into shares of Class A Share Money Market Funds, as listed below.

  Under the exchange privilege, each of the funds offers to exchange its shares ("new shares") for shares ("outstanding shares") of any of the other funds, on the basis of relative net asset value per share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding shares and the sales charge payable at the time of the exchange on the new shares. At the present time, the shares of each of the funds are sold with varying sales charges. With respect to outstanding shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the charges paid with respect to such shares in the initial purchase and any subsequent exchange. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula, an exchange of shares of the Fund, which are sold on a no-load basis, for shares of the other funds, which are sold with a sales charge, generally will require the payment of a sales charge.

  It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor. The exchange privilege available to participants in the Merrill Lynch Blueprintsm Program may be different from that available to other investors.

  The investment objectives of the other funds into which exchanges can be made are as follows:

Merrill Lynch Adjustable Rate
 Securities Fund, Inc. ......  High current income consistent with a policy of limiting the degree of fluctuation in net asset
                                value by investing primarily in a portfolio of
                                adjustable rate securities, consisting
                                principally of mortgage-backed and asset-backed
                                securities.
Merrill Lynch Americas Income
 Fund, Inc. .................  A high level of current income, consistent with prudent investment risk, by investing primarily
                                in debt securities denominated in a currency of
                                a country located in the Western Hemisphere
                                (i.e., North and South America and the
                                surrounding waters).

Merrill Lynch Arizona Limited
 Maturity Municipal Bond       A portfolio of Merrill Lynch Multi-State Limited
 Fund........................   Maturity Municipal Series Trust, a series fund,
                                whose objective is to provide as high a level
                                of income exempt from Federal and Arizona
                                income taxes as is consistent with prudent
                                investment management through investment in a
                                portfolio primarily of intermediate-term
                                investment grade Arizona Municipal Bonds.
Merrill Lynch Arizona
 Municipal                     A portfolio of Merrill Lynch Multi-State
 Bond Fund...................   Municipal Series Trust, a series fund, whose
                                objective is to provide as high a level of
                                income exempt from Federal and Arizona income
                                taxes as is consistent with prudent investment
                                management.
Merrill Lynch Arkansas
 Municipal Bond Fund.........  A portfolio of Merrill Lynch Multi-State
                                Municipal Series Trust, a series fund, whose
                                objective is to provide as high a level of
                                income exempt from Federal and Arkansas income
                                taxes as is consistent with prudent investment
                                management.
Merrill Lynch Asset Growth
 Fund, Inc...................  High total investment return, consistent with prudent risk, from investment in United States
                                and foreign equity, debt and money market
                                securities the combination of which will be
                                varied both with respect to types of securities
                                and markets in response to changing market and
                                economic trends.
Merrill Lynch Asset Income     A high level of current income through
 Fund, Inc...................   investment primarily in United States fixed
                                income securities.
Merrill Lynch Balanced Fund
 For Investment And            As high a level of total investment return as is
 Retirement, Inc. ...........   consistent with reasonable risk by investing in
                                common stocks and other types of securities,
                                including fixed income securities and
                                convertible securities.
Merrill Lynch Basic Value      Capital appreciation and, secondarily, income
 Fund, Inc. .................   through investment in securities, primarily
                                equities, that are undervalued and therefore
                                represent basic investment
                                value.

Merrill Lynch California
 Insured Municipal Bond Fund.  A portfolio of Merrill Lynch California
                                Municipal Series Trust, a series fund, whose
                                objective is to provide as high a level of
                                income exempt from Federal and California
                                income taxes as is consistent with prudent
                                investment management through investment in a
                                portfolio primarily of insured California
                                Municipal Bonds.
Merrill Lynch California
 Limited Maturity Municipal    A portfolio of Merrill Lynch Multi-State Limited
 Bond Fund...................   Maturity Municipal Series Trust, a series fund,
                                whose objective is to provide as high a level
                                of income exempt from Federal and California
                                income taxes as is consistent with prudent
                                investment management through investment in a
                                portfolio primarily of intermediate-term
                                investment grade California Municipal Bonds.
Merrill Lynch California
 Municipal Bond Fund.........  A portfolio of Merrill Lynch California
                                Municipal Series Trust, a series fund, whose
                                objective is to provide as high a level of
                                income exempt from Federal and California
                                income taxes as is consistent with prudent
                                investment management.
Merrill Lynch Capital Fund,    The highest total investment return consistent
 Inc. .......................   with prudent risk through a fully managed
                                investment policy utilizing equity, debt and
                                convertible securities.
Merrill Lynch Colorado
 Municipal Bond Fund.........  A portfolio of Merrill Lynch Multi-State
                                Municipal Series Trust, a series fund, whose
                                objective is to provide as high a level of
                                income exempt from Federal and Colorado income
                                taxes as is consistent with prudent investment
                                management.
Merrill Lynch Connecticut
 Municipal Bond Fund.........  A portfolio of Merrill Lynch Multi-State
                                Municipal Series Trust, a series fund, whose
                                objective is to provide as high a level of
                                income exempt from Federal and Connecticut
                                income taxes as is consistent with prudent
                                investment management.
Merrill Lynch Corporate Bond
 Fund, Inc. .................  Current income from three separate diversified portfolios of fixed income securities.

Merrill Lynch Developing
 Capital Markets Fund, Inc. .  Long-term Capital appreciation through investment in securities, principally equities,
                                of issuers in countries having smaller capital
                                markets.
Merrill Lynch Dragon Fund,     Capital appreciation primarily through
 Inc. .......................   investment in equity and debt securities of
                                issuers domiciled in developing countries
                                located in Asia and the Pacific Basin.
Merrill Lynch EuroFund.......  Capital appreciation primarily through investment in equity securities of corporations
                                domiciled in Europe.
Merrill Lynch Federal
 Securities Trust............  High current return through investments in U.S.
                                Government and Government agency securities,
                                including GNMA mortgage-backed certificates and
                                other mortgage-backed Government securities.
Merrill Lynch Florida Limited
 Maturity Municipal Bond       A portfolio of Merrill Lynch Multi-State Limited
 Fund........................   Maturity Municipal Series Trust, a series fund,
                                whose objective is to provide as high a level
                                of income exempt from Federal income taxes as
                                is consistent with prudent investment
                                management while serving to offer shareholders
                                the opportunity to own securities exempt from
                                Florida intangible personal property taxes
                                through investment in a portfolio primarily of
                                intermediate-term investment grade Florida
                                Municipal Bonds.
Merrill Lynch Florida
 Municipal Bond Fund.........  A portfolio of Merrill Lynch Multi-State
                                Municipal Series Trust, a series fund, whose
                                objective is to provide as high a level of
                                income exempt from Federal income taxes as is
                                consistent with prudent investment management
                                while seeking to offer shareholders the
                                opportunity to own securities exempt from
                                Florida intangible personal property taxes.
Merrill Lynch Fund for
 Tomorrow, Inc. .............  Long-term growth through investment in a portfolio of good quality securities, primarily
                                common stock, potentially positioned to benefit
                                from demographic and cultural changes as they
                                affect consumer markets.
Merrill Lynch Fundamental
 Growth Fund, Inc. ..........  Long-term growth of capital through investment in a diversified portfolio of equity securities
                                placing particular emphasis on companies that
                                have exhibited an above-average growth rate in
                                earnings.


Merrill Lynch Fundamental
 Value Portfolio..............  A portfolio of Merrill Lynch Asset Builder
 (Available only for exchanges   Program, Inc., a series fund, whose objective
 by certain individual           is to provide capital appreciation and income
 retirement accounts for which   by investing in securities, with at least 65%
 Merrill Lynch acts as           of the portfolio's assets being invested in
 custodian)                      equities.
Merrill Lynch Global
 Allocation Fund, Inc. .......  High total return consistent with prudent risk, through a fully managed investment policy
                                 utilizing United States and foreign equity,
                                 debt and money market securities, the
                                 combination of which will be varied from time
                                 to time both with respect to the types of
                                 securities and markets in response to changing
                                 market and economic trends.
Merrill Lynch Global Bond Fund
 For Investment And             High total investment return from investment in
 Retirement...................   government and corporate bonds denominated in
                                 various currencies and multi-national currency
                                 units.
Merrill Lynch Global
 Convertible Fund, Inc. ......  High total return from investment primarily in an internationally diversified portfolio of
                                 convertible debt securities, convertible
                                 preferred stock and "synthetic" convertible
                                 securities consisting of a combination of debt
                                 securities or preferred stock and warrants or
                                 options.
Merrill Lynch Global Holdings,
 Inc. (residents of Arizona
 must meet investor             The highest total investment return consistent
 suitability standards).......   with prudent risk through worldwide investment
                                 in an internationally diversified portfolio of
                                 securities.
Merrill Lynch Global
 Opportunity Portfolio........  A portfolio of Merrill Lynch Asset Builder
 (Available only for exchanges   Program, Inc., a series fund, whose objective
 by certain individual           is to provide a high total investment return
 retirement accounts for which   through an investment policy utilizing U.S. and
 Merrill Lynch acts as           foreign equity, debt and money market
 custodian)                      securities, the combination of which will vary
                                 depending upon changing market and economic
                                 trends.
Merrill Lynch Global
 Resources Trust..............  Long-term growth and protection of capital from investment in securities of domestic and
                                 foreign companies that possess substantial
                                 natural resource assets.

Merrill Lynch Global SmallCap
 Fund, Inc. .................  Long-term growth of capital by investing primarily in equity securities of companies
                                with relatively small market capitalizations
                                located in various foreign countries and in the
                                United States.
Merrill Lynch Global Utility
 Fund, Inc. .................  Capital appreciation and current income through investment of at least 65% of its total assets
                                in equity and debt securities issued by
                                domestic and foreign companies primarily
                                engaged in the ownership or operation of
                                facilities used to generate, transmit or
                                distribute electricity, tele-communications,
                                gas or water.
Merrill Lynch Growth Fund For
 Investment And Retirement...  Growth of capital and, secondarily, income from investment in a diversified portfolio of equity
                                securities placing principal emphasis on those
                                securities which management of the fund
                                believes to be undervalued.
Merrill Lynch Healthcare
 Fund, Inc. (residents of
 Wisconsin must meet investor  Capital appreciation through worldwide
 suitability standards)......   investment in equity securities of companies
                                that derive or are expected to derive a
                                substantial portion of their sales from
                                products and services in healthcare.
Merrill Lynch International
 Equity Fund.................  Capital appreciation and, secondarily, income by investing in a diversified portfolio of equity
                                securities of issuers located in countries
                                other than the United States.
Merrill Lynch Latin America
 Fund, Inc. .................  Capital appreciation by investing primarily in
                                Latin American equity and debt securities.
Merrill Lynch Maryland
 Municipal Bond Fund.........  A portfolio of Merrill Lynch Multi-State
                                Municipal Series Trust, a series fund, whose
                                objective is to provide as high a level of
                                income exempt from Federal and Maryland income
                                taxes as is consistent with prudent investment
                                management.

Merrill Lynch Massachusetts
 Limited Maturity Municipal   A portfolio of Merrill Lynch Multi-State Limited
 Bond Fund...................  Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level
                               of income exempt from Federal and Massachusetts
                               income taxes as is consistent with prudent
                               investment management through investment in a
                               portfolio primarily of intermediate-term
                               investment grade Massachusetts Municipal Bonds.
Merrill Lynch Massachusetts
 Municipal Bond Fund......... A portfolio of Merrill Lynch Multi-State
                               Municipal Series Trust, a series fund, whose
                               objective is to provide as high a level of
                               income exempt from Federal and Massachusetts
                               income taxes as is consistent with prudent
                               investment management.
Merrill Lynch Michigan
 Limited Maturity Municipal   A portfolio of Merrill Lynch Multi-State Limited
 Bond Fund...................  Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level
                               of income exempt from Federal and Michigan
                               income taxes as is consistent with prudent
                               investment management through investment in a
                               portfolio primarily of intermediate-term
                               investment grade Michigan Municipal Bonds.
Merrill Lynch Michigan
 Municipal Bond Fund......... A portfolio of Merrill Lynch Multi-State
                               Municipal Series Trust, a series fund, whose
                               objective is to provide as high a level of
                               income exempt from Federal and Michigan
                               personal income taxes as is consistent with
                               prudent investment management.
Merrill Lynch Minnesota
 Municipal Bond Fund......... A portfolio of Merrill Lynch Multi-State
                               Municipal Series Trust, a series fund, whose
                               objective is to provide as high a level of
                               income exempt from Federal and Minnesota
                               personal income taxes as is consistent with
                               prudent investment management.
Merrill Lynch Municipal Bond
 Fund, Inc. ................. Tax-exempt income from three separate diversified portfolios of municipal bonds.
Merrill Lynch Municipal
 Intermediate Term Fund...... Currently the only portfolio of Merrill Lynch
                               Municipal Series Trust, a series fund, whose
                               objective is to provide as high a level as
                               possible of income exempt from Federal income
                               taxes by investing in investment grade
                               obligations with a dollar weighted average
                               maturity of five to twelve years.

Merrill Lynch New Jersey
 Limited Maturity Municipal   A portfolio of Merrill Lynch Multi-State Limited
 Bond Fund...................  Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level
                               of income exempt from Federal and New Jersey
                               income taxes as is consistent with prudent
                               investment management through a portfolio
                               primarily of intermediate-term investment grade
                               New Jersey Municipal Bonds.
Merrill Lynch New Jersey
 Municipal Bond Fund......... A portfolio of Merrill Lynch Multi-State
                               Municipal Series Trust, a series fund, whose
                               objective is to provide as high a level of
                               income exempt from Federal and New Jersey
                               income taxes as is consistent with prudent
                               investment management.
Merrill Lynch New Mexico
 Municipal Bond Fund......... A portfolio of Merrill Lynch Multi-State
                               Municipal Series Trust, a series fund, whose
                               objective is to provide as high a level of
                               income exempt from Federal and New Mexico
                               income taxes as is consistent with prudent
                               investment management.
Merrill Lynch New York
 Limited Maturity Municipal   A portfolio of Merrill Lynch Multi-State Limited
 Bond Fund...................  Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level
                               of income exempt from Federal, New York State
                               and New York City income taxes as is consistent
                               with prudent investment management through
                               investment in a portfolio primarily of
                               intermediate-term investment grade New York
                               Municipal Bonds.
Merrill Lynch New York
 Municipal Bond Fund......... A portfolio of Merrill Lynch Multi-State
                               Municipal Series Trust, a series fund, whose
                               objective is to provide as high a level of
                               income exempt from Federal, New York State and
                               New York City income taxes as is consistent
                               with prudent investment management.
Merrill Lynch North Carolina
 Municipal Bond Fund......... A portfolio of Merrill Lynch Multi-State
                               Municipal Series Trust, a series fund, whose
                               objective is to provide as high a level of
                               income exempt from Federal and North Carolina
                               income taxes as is consistent with prudent
                               investment management.

Merrill Lynch Ohio Municipal
 Bond Fund..................  A portfolio of Merrill Lynch Multi-State
                               Municipal Series Trust, a series fund, whose
                               objective is to provide as high a level of
                               income exempt from Federal and Ohio income
                               taxes as is consistent with prudent investment
                               management.
Merrill Lynch Oregon
 Municipal Bond Fund........  A portfolio of Merrill Lynch Multi-State
                               Municipal Series Trust, a series fund, whose
                               objective is to provide as high a level of
                               income exempt from Federal and Oregon income
                               taxes as is consistent with prudent investment
                               management.
Merrill Lynch Pacific Fund,   Capital appreciation by investing in equity
 Inc. ......................   securities of corporations domiciled in Far
                               Eastern and Western Pacific countries,
                               including Japan, Australia, Hong Kong and
                               Singapore.
Merrill Lynch Pennsylvania
 Limited Maturity Municipal   A portfolio of Merrill Lynch Multi-State Limited
 Bond Fund..................   Maturity Municipal Series Trust, a series fund,
                               whose objective is to provide as high a level
                               of income exempt from Federal and Pennsylvania
                               income taxes as is consistent with prudent
                               investment management through investment in a
                               portfolio of intermediate-term investment grade
                               Pennsylvania Municipal Bonds.
Merrill Lynch Pennsylvania
 Municipal Bond Fund........  A portfolio of Merrill Lynch Multi-State
                               Municipal Series Trust, a series fund, whose
                               objective is to provide as high a level of
                               income exempt from Federal and Pennsylvania
                               income taxes as is consistent with prudent
                               investment management.
Merrill Lynch Phoenix Fund,   Long-term growth of capital by investing in
 Inc. ......................  equity and fixed income securities, including tax-exempt securities, of issuers in weak
                               financial condition or experiencing poor
                               operating results believed to be undervalued
                               relative to the current or prospective
                               condition of such issuer.
Merrill Lynch Quality Bond    A portfolio of Merrill Lynch Asset Builder
 Portfolio.. (Available only   Program, Inc., a series fund, whose objective
 for exchanges by certain      is to provide a high level of current income
 individual retirement         through investment in a diversified portfolio
 accounts for which Merrill    of debt obligations, such as corporate bonds
 Lynch acts as custodian)      and notes, convertible securities, preferred
                               stock and governmental obligations.

Merrill Lynch Short-Term
 Global Income Fund, Inc. ...  As high a level of current income as is consistent with prudent investment management
                                from a global portfolio of high quality debt
                                securities denominated in various currencies
                                and multinational currency units and having
                                remaining maturities not exceeding three years.
Merrill Lynch Special Value
 Fund, Inc. .................  Long-term growth of capital from investments in securities, primarily common stock, of
                                relatively small companies believed to have
                                special investment value and emerging growth
                                companies regardless of size.
Merrill Lynch Strategic
 Dividend Fund...............  Long-term total return from investment in dividend paying common stocks which yield more
                                than Standard & Poor's 500 Composite Stock
                                Price Index.
Merrill Lynch Technology       Capital appreciation through worldwide
 Fund, Inc. .................   investment in equity securities of companies
                                that derive or are expected to derive a
                                substantial portion of their sales from
                                products and services in technology.
Merrill Lynch Texas Municipal
 Bond Fund...................  A portfolio of Merrill Lynch Multi-State
                                Municipal Series Trust, a series fund, whose
                                objective is to provide as high a level of
                                income exempt from Federal income taxes as is
                                consistent with prudent investment management
                                by investing primarily in a portfolio of long-
                                term, investment grade obligations issued by
                                the State of Texas, its political subdivisions,
                                agencies and instrumentalities.
Merrill Lynch U.S. Government
 Securities Portfolio........  A portfolio of Merrill Lynch Asset Builder
 (Available only for            Program, Inc., a series fund, whose objective
 exchanges by certain           is to provide a high current return through
 individual retirement          investments in U.S. Government and government
 accounts for which Merrill     agency securities, including GNMA mortgage-
 Lynch acts as custodian)       backed certificates and other mortgage-backed
                                government securities.
Merrill Lynch Utility Income
 Fund, Inc. .................  High current income through investment in equity and debt securities issued by companies which
                                are primarily engaged in the ownership or
                                operation of facilities used to generate,
                                transmit or distribute electricity,
                                telecommunications, gas or water.

Merrill Lynch World Income
 Fund, Inc. ..................  High current income by investing in a global portfolio of fixed income securities Class A
                                Share Money Market Funds:denominated in various
                                currencies, including multinational currencies.

Merrill Lynch Ready Assets      Preservation of capital, liquidity and the
 Trust........................   highest possible current income consistent with
                                 the foregoing objectives from the short-term
                                 money market securities in which the Trust
                                 invests.
Merrill Lynch Retirement
 Reserves Money Fund
 (available only if the         Currently the only portfolio of Merrill Lynch
 exchange occurs within          Retirement Series Trust, a series fund, whose
 certain retirement plans)....   objectives are to provide current income,
                                 preservation of capital and liquidity available
                                 from investing in a diversified portfolio of
                                 short-term money market securities.
Merrill Lynch U.S. Treasury
 Money Fund...................  Preservation of capital, liquidity and current income through investment exclusively in a
                                diversified portfolio of short-term marketable
                                securities which are direct obligations of the
                                U.S. Treasury.


Class B, Class C and Class D Share Money Market Funds:

Merrill Lynch Government Fund.  A portfolio of Merrill Lynch Funds for
                                 Institutions Series, a series fund, whose
                                 objective is to provide current income
                                 consistent with liquidity and security of
                                 principal from investment in securities issued
                                 or guaranteed by the U.S. Government, its
                                 agencies and instrumentalities and in
                                 repurchase agreements secured by such
                                 obligations.
Merrill Lynch Institutional     A portfolio of Merrill Lynch Funds for
 Fund.........................   Institutions Series, a series fund, whose
                                 objective is to provide maximum current income
                                 consistent with liquidity and the maintenance
                                 of a high quality portfolio of money market
                                 securities.

Merrill Lynch Institutional
 Tax-Exempt Fund.............. A portfolio of Merrill Lynch Funds for
                                Institutions Series, a series fund, whose
                                objective is to provide current income exempt
                                from Federal income taxes, preservation of
                                capital and liquidity available from investing
                                in a diversified portfolio of short-term, high
                                quality municipal bonds.
Merrill Lynch Treasury Fund... A portfolio of Merrill Lynch Funds for
                                Institutions Series, a series fund, whose
                                objective is to provide current income
                                consistent with liquidity and security of
                                principal from investment in direct obligations
                                of the U.S. Treasury and up to 10% of its total
                                assets in repurchase agreements secured by such
                                obligations.

  Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale for Federal income tax purposes and depending on the circumstances, a short- or long-term capital gain or loss may be realized. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See "Taxes".

  To exercise the exchange privilege, shareholders may either contact their listed securities dealer, who will advise the Fund of the exchange, or write to the Transfer Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signatures guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealer. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated at any time in accordance with the rules of the Securities and Exchange Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                     TAXES

FEDERAL

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  If the value of assets held by the Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced as described above.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent that the RIC does not distribute during any calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived in whole or in part from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus. Shares are fully paid and non-assessable by the Fund.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and on other matters submitted to the vote of shareholders. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

  The Manager provided the initial capital for the Fund by purchasing 100,000 shares of the Fund for $100,000. Such shares were acquired for investment and can be disposed of only by redemption. The organizational expenses of the Fund were paid by the Fund and were being amortized over a period not exceeding five years. The proceeds received by the Manager on the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of unamortized organizational expenses which the number of shares redeemed bears to the number of shares it initially purchased.

CUSTODIAN

  The Bank of New York (the "Custodian"), 90 Washington Street, 12th Floor, New York, New York 10286, acts as custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

   Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, a subsidiary of ML & Co., acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

LEGAL COUNSEL

  Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on August 31 of each year. The Fund will send to its shareholders at least semi-annually reports showing its portfolio securities and other information. An annual report, containing financial statements audited by independent auditors, will be sent to shareholders each year.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information with respect to the shares of the Fund do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on November 30, 1995.

  All time references are New York time.

                               ----------------

  The Declaration of Trust establishing the Fund, dated November 17, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch U.S.A. Government Reserves" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the "Trust Property" (as defined in the Declaration) only shall be liable.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch U.S.A. Government Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S.A. Government Reserves as of August 31, 1995, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S.A. Government Reserves as of August 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

October 6, 1995

SCHEDULE OF INVESTMENTS                                          (in Thousands)

                              Face        Interest      Maturity        Value
Issue                        Amount         Rate          Date        (Note 1a)

US Government Obligations--23.1%

US Treasury Bills*           $15,000        5.60 %      10/12/95      $  14,905
                              20,000        5.835       10/12/95         19,873
                               7,000        5.605        5/02/96          6,743

US Treasury Notes              8,000        5.50         4/30/96          7,989
                              10,000        7.375        5/15/96         10,109
                              30,000        6.125        7/31/96         30,103
                              17,000        6.875       10/31/96         17,207
                              12,000        7.50         1/31/97         12,274
                              10,000        5.625        6/30/97          9,960

Total US Government Obligations
(Cost--$129,117)                                                        129,163

 Face
Amount                           Issue

Repurchase Agreements**--77.9%

$26,000        CS First Boston Corp., purchased on
               8/31/95 to yield 5.73% to 9/07/95                         26,000

 26,000        Chemical Securities, Inc., purchased on
               8/31/95 to yield 5.80% to 9/01/95                         26,000

 26,000        Citicorp Securities Inc., purchased on 8/28/95
               to yield 5.70% to 9/01/95                                 26,000

 26,000        Dean Witter Reynolds, Inc., purchased on
               8/30/95 to yield 5.70% to 9/06/95                         26,000

 26,000        First Chicago Capital Markets Inc., purchased
               on 8/31/95 to yield 5.82% to 9/01/95                      26,000

 26,000        Fuji Securities, Inc., purchased on 8/25/95 to
               yield 5.67% to 9/01/95                                    26,000

 26,000        Goldman Sachs & Co., purchased on 8/30/95
               to yield 5.69% to 9/06/95 26,000


 Face                                                                   Value
Amount                           Issue                                (Note 1a)

Repurchase Agreements** (concluded)

$19,183        HSBC Securities, Inc., purchased on 8/31/95
               to yield 5.77% to 9/01/95                               $ 19,183

 26,000        Morgan (J.P.) Securities, Inc., purchased on
               8/28/95 to yield 5.73% to 9/01/95                         26,000

 26,000        Morgan Stanley & Co., Inc., purchased on
               8/28/95 to yield 5.74% to 9/01/95                         26,000

 26,000        Nikko Securities International Inc., purchased
               on 8/31/95 to yield 5.72% to 9/07/95                      26,000

 26,000        Nomura Securities International, Inc.,
               purchased on 8/29/95 to yield 5.72% to 9/05/95            26,000

 26,000        PaineWebber Inc., purchased on 8/25/95 to
               yield 5.67% to 9/01/95                                    26,000

 26,000        SBC Capital Markets Inc., purchased on
               8/25/95 to yield 5.68% to 9/01/95                         26,000

 26,000        Sanwa Securities USA Co., L.P., purchased
               on 8/31/95 to yield 5.80% to 9/01/95                      26,000

 26,000        Smith Barney, Inc., purchased on 8/31/95 to
               yield 5.73% due 9/08/95                                   26,000

 26,000        UBS Securities, Inc., purchased on 8/31/95
               to yield 5.83% to 9/01/95                                 26,000

Total Repurchase Agreements
(Cost--$435,183)                                                        435,183

Total Investments (Cost--$564,300)--101.0%                              564,346

Liabilities in Excess of Other Assets--(1.0%)                            (5,417)
                                                                       --------
Net Assets--100.0%                                                     $558,929
                                                                       ========

 *US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the fund.
**Repurchase Agreements are fully collateralized by US Government &
  Agency Obligations.

  See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1995
Assets:             Investments, at value (identified cost--$564,299,936*) (Note 1a)                       $ 564,346,018
                    Cash                                                                                              57
                    Receivables:
                      Interest                                                            $   1,206,964
                      Beneficial interest sold                                                   71,627        1,278,591
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1d)                                         116,585
                                                                                                           -------------
                    Total assets                                                                             565,741,251
                                                                                                           -------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            6,159,789
                      Investment adviser (Note 2)                                               213,235
                      Distributor (Note 2)                                                      130,378
                      Dividends to shareholders (Note 1f)                                           282        6,503,684
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       308,797
                                                                                                           -------------
                    Total liabilities                                                                          6,812,481
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 558,928,770
                                                                                                           =============

Net Assets          Shares of beneficial interest, $0.10 par value, unlimited
Consist of:         number of shares authorized                                                            $  55,888,269
                    Paid-in capital in excess of par                                                         502,994,419
                    Unrealized appreciation on investments--net*                                                  46,082
                                                                                                           -------------
                    Net Assets--Equivalent to $1.00 per share, based on 558,882,687
                    shares of beneficial interest outstanding                                              $ 558,928,770
                                                                                                           =============

                   *Cost for Federal income tax purposes. As of August 31, 1995, net unrealized appreciation for Federal income tax purposes amounted to
                    $46,082, of which $118,906 related to appreciated securities and
                    $72,824 related to depreciated securities.


Statement of Operations
                                                                                      For the Year Ended August 31, 1995
Investment Income   Interest and amortization of premium and discount earned                               $  29,807,933
(Note 1c):

Expenses:           Investment advisory fees (Note 2)                                     $   2,408,559
                    Transfer agent fees (Note 2)                                              1,103,025
                    Distribution fees (Note 2)                                                  617,903
                    Registration fees (Note 1d)                                                  96,867
                    Accounting services (Note 2)                                                 78,058
                    Professional fees                                                            64,860
                    Printing and shareholder reports                                             64,089
                    Trustees' fees and expenses                                                  43,007
                    Custodian fees                                                               42,458
                    Other                                                                        10,708
                                                                                          -------------
                    Total expenses                                                                             4,529,534
                                                                                                           -------------
                    Investment income--net                                                                    25,278,399
                                                                                                           -------------

Realized &          Realized gain on investments--net                                                            351,372
Unrealized Gain on  Change in unrealized appreciation/depreciation on investments--net                           519,921
Investments--Net                                                                                           -------------
(Note 1c):          Net Increase in Net Assets Resulting from Operations                                   $  26,149,692
                                                                                                           =============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Statements of Changes in Net Assets
                                                                                                  For the Year Ended
                                                                                                      August 31,
Increase (Decrease) in Net Assets:                                                              1995             1994
Operations:         Investment income--net                                                $  25,278,399    $  16,068,852
                    Realized gain on investments--net                                           351,372           99,437
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                            519,921         (542,027)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                     26,149,692       15,626,262
                                                                                          -------------    -------------
Dividends &         Investment income--net                                                  (25,278,399)     (16,068,852)
Distributions to    Realized gain on investments--net                                          (351,372)         (99,437)
Shareholders                                                                              -------------    -------------
(Note 1f):          Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (25,629,771)     (16,168,289)
                                                                                          -------------    -------------

Beneficial Interest Net proceeds from sale of shares                                      1,488,684,962    1,560,756,479
Transactions        Net asset value of shares issued to shareholders in
(Note 3):           reinvestment of dividends and distributions (Note 1f)                    25,615,698       16,149,544
                                                                                          -------------    -------------
                                                                                          1,514,300,660    1,576,906,023
                    Cost of shares redeemed                                              (1,500,066,112)  (1,607,233,265)
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets derived from
                    beneficial interest transactions                                         14,234,548      (30,327,242)
                                                                                          -------------    -------------

Net Assets:         Total increase (decrease) in net assets                                  14,754,469      (30,869,269)
                    Beginning of year                                                       544,174,301      575,043,570
                                                                                          -------------    -------------
                    End of year                                                           $ 558,928,770    $ 544,174,301
                                                                                          =============    =============

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1995       1994     1993      1992       1991
Per Share           Net asset value, beginning of year                $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                             .0472      .0280     .0248     .0365      .0602
                      Realized and unrealized gain (loss) on
                      investments--net                                   .0017     (.0007)    .0007     .0046      .0013
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0489      .0273     .0255     .0411      .0615
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.0472)    (.0280)   (.0248)   (.0365)    (.0602)
                      Realized gain on investments--net                 (.0007)    (.0002)   (.0013)   (.0038)    (.0013)*
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                   (.0479)    (.0282)   (.0261)   (.0403)    (.0615)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return                              4.89%      2.85%     2.64%     4.15%      6.37%
                                                                      ========   ========  ========  ========   ========
Ratios to Average   Expenses, excluding distribution fees                 .73%       .69%      .63%      .63%       .61%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                              .85%       .81%      .75%      .75%       .73%
                                                                      ========   ========  ========  ========   ========
                    Investment income and realized gain
                    on investments--net                                  4.79%      2.82%     2.61%     4.10%      6.07%*
                                                                      ========   ========  ========  ========   ========

Supplemental Data:  Net assets, end of year (in thousands)            $558,929   $544,174  $575,044  $584,067   $658,207
                                                                      ========   ========  ========  ========   ========

                   *Includes unrealized gain (loss).

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at market value. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium or discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of 0.45% of the average daily net assets of the Fund.

The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM during the year which will cause such expenses to exceed the expense limitation at the time of such payment.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner, & Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, MLPF&S, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

                           [INTENTIONALLY LEFT BLANK]

                           [INTENTIONALLY LEFT BLANK]

                           [INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Management of the Fund.....................................................   3
 Trustees and Officers.....................................................   3
 Compensation of Trustees..................................................   4
 Management and Advisory Arrangements......................................   5
Purchase of Shares.........................................................   7
 Distribution Plan.........................................................   7
Redemption of Shares.......................................................   8
Purchase and Redemption of Shares through Merrill Lynch Retirement Plans...   8
  Purchase by Retirement Plans.............................................   9
  Redemptions by Retirement Plans..........................................   9
  Confirmations............................................................  10
Portfolio Transactions.....................................................  10
Determination of Net Asset Value...........................................  11
Yield Information..........................................................  12
Shareholder Services.......................................................  13
 Investment Account........................................................  13
 Automatic Investment Plan.................................................  13
 Accrued Monthly Payout Plan...............................................  13
 Systematic Withdrawal Plans...............................................  13
 Retirement Plans..........................................................  14
 Exchange Privilege........................................................  14
Taxes......................................................................  26
 Federal...................................................................  26
General Information........................................................  28
 Description of Shares.....................................................  28
 Custodian.................................................................  29
 Transfer Agent............................................................  29
 Independent Auditors......................................................  29
 Legal Counsel.............................................................  29
 Reports to Shareholders...................................................  29
 Additional Information....................................................  29
Independent Auditors' Report...............................................  31
Financial Statements.......................................................  32

                                                           Code #10281-1295


[LOGO] MERRILL LYNCH

Merrill Lynch
U.S.A. Government Reserves

[ART]

Merrill Lynch U.S.A. Government
Reserves is organized as a
Massachusetts business trust. It
is not a bank nor does it offer
fiduciary or trust services.
Shares of the Fund are not
equivalent to a bank account. As
with any investment in
securities, the value of a
shareholder's investment in the
Fund will fluctuate. The shares
of the Fund are not insured by
any Government agency and are not
subject to the protection of the
Securities Investor Protection
Corporation. A shareholder's
investment in the Fund is not
insured by any government agency.

STATEMENT OF
ADDITIONAL
INFORMATION

December 22, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) FINANCIAL STATEMENTS:

    Contained in Part A:

      Financial Highlights for each of the years in the ten-year period ended August 31, 1995.

    Contained in Part B:

      Schedule of Investments as of August 31, 1995.

      Statement of Assets and Liabilities as of August 31, 1995.

      Statement of Operations for the fiscal year ended August 31, 1995.

      Statements of Changes in Net Assets for each of the fiscal years ended August 31, 1995 and 1994.

      Financial Highlights for each of the years in the five-year period ended August 31, 1995.

  (b) EXHIBITS:

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   1(a)  --Declaration of Trust of Registrant, dated November 17, 1987. (a)
    (b)  --Amendment to Declaration of Trust of Registrant, dated December 30,
          1988. (a)
   2     --By-Laws of Registrant. (a)
   3     --None.
   4     --None.
   5(a)  --Form of Management Agreement between Registrant and Merrill Lynch
          Asset Management, L.P. (a)
    (b)  --Supplement to Investment Advisory Agreement with Merrill Lynch Asset
          Management,
          L.P. (b)
   6     --Form of Distribution Agreement between Registrant and Merrill Lynch
          Funds Distributor, Inc. (a)
   7     --None.
   8     --Form of Custody Agreement between Registrant and The Bank of New
          York. (a)
   9     --Form of Transfer Agency Agreement between Registrant and Merrill
          Lynch Financial Data Services, Inc. (a)
  10     --Opinion of Brown & Wood, counsel for Registrant.
  11     --Consent of Deloitte & Touche LLP, independent auditors for
          Registrant.
  12     --None.
  13     --Certificate of Merrill Lynch Asset Management, L.P. (a)
  14     --None.
  15     --Form of Merrill Lynch Shareholder Servicing Plan and Agreement
          pursuant to Rule 12b-1 between Registrant and Merrill Lynch, Pierce,
          Fenner & Smith Incorporated. (a)
  16     --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22. (a)
  17     --Financial Data Schedule.
  18     --None.

--------

(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval (EDGAR) phase-in requirements.

(b) Filed on December 27, 1994 as an exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Registrant is not controlled by, or under common control with, any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                     NUMBER OF
                                                                     HOLDERS AT
                                                                    NOVEMBER 30,
                            TITLE OF CLASS                              1995
                            --------------                          ------------
   Shares of beneficial interest, par value $0.10 per share........    51,007

  Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Section 5.3 of the Registrant's Declaration of Trust and
Section 9 of the Distribution Agreement.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

    "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matters as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustee to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940, as amended (the "Investment Company Act") may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM") acts as investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, , Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund,

Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Puerto Rico Tax-Exempt Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and the Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since September 1, 1993 for his or her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of substantially all of the investment companies described in the preceding paragraphs and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are officers or directors/trustees of one or more of such companies.

                                                       OTHER SUBSTANTIAL BUSINESS,
          NAME           POSITION WITH MANAGER     PROFESSION, VOCATION OR EMPLOYMENT
          ----           ---------------------     ----------------------------------
ML & Co................. Limited Partner       Financial Services Holding Company
Princeton Services...... General Partner       General Partner of FAM
Arthur Zeikel........... President             President of FAM; President and Director of
                                                Princeton Services; Director of MLFD;
                                                Executive Vice President of ML & Co.
Terry K. Glenn.......... Executive Vice        Executive Vice President of FAM; Executive
                          President             Vice President and Director of Princeton
                                                Services; President of MLFD; Director of
                                                MLFDS; President of Princeton
                                                Administrators, L.P.
Vincent R. Giordano..... Senior Vice           Senior Vice President of FAM; Senior Vice
                         President              President of Princeton Services
Elizabeth Griffin....... Senior Vice           Senior Vice President of FAM
                         President

                                                        OTHER SUBSTANTIAL BUSINESS,
          NAME            POSITION WITH MANAGER     PROFESSION, VOCATION OR EMPLOYMENT
          ----            ---------------------     ----------------------------------
Norman R. Harvey........  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services
N. John Hewitt..........  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services
Philip L. Kirstein......  Senior Vice           Senior Vice President, General Counsel and
                           President, General    Secretary of FAM; Senior Vice President,
                           Counsel and           General Counsel, Director and Secretary of
                           Secretary             Princeton Services; Director of MLFD
Ronald M. Kloss.........  Senior Vice           Senior Vice President and Controller of
                           President and         FAM; Senior Vice President and Controller
                           Controller            of Princeton Services
Stephen M.M. Miller.....  Senior Vice           Executive Vice President of Princeton
                          President              Administrators, L.P.
Joseph T. Monagle, Jr. .  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services
Richard L. Reller.......  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services
Gerald M. Richard.......  Senior Vice           Senior Vice President and Treasurer of FAM;
                           President and         Vice President and Treasurer of MLFD;
                           Treasurer             Senior Vice President and Treasurer of
                                                 Princeton Services
Ronald L. Welburn.......  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services
Anthony Wiseman.........  Senior Vice           Senior Vice President of FAM; Senior Vice
                          President              President of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas, Graczyk and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2633.

                                     (2)                        (3)
          (1)               POSITIONS AND OFFICES      POSITIONS AND OFFICES
          NAME                    WITH MLFD               WITH REGISTRANT
          ----              ---------------------      ---------------------
Terry K. Glenn.......... President and Director       Executive Vice President
Arthur Zeikel........... Director                     President and Trustee
Philip L. Kirstein...... Director                     None
William E. Aldrich...... Senior Vice President        None
Robert W. Crook......... Senior Vice President        None
Kevin P. Boman.......... Vice President               None
Michael J. Brady........ Vice President               None
William M. Breen........ Vice President               None

                                      (2)                        (3)
           (1)               POSITIONS AND OFFICES      POSITIONS AND OFFICES
          NAME                     WITH MLFD               WITH REGISTRANT
          ----               ---------------------      ---------------------
Sharon Creveling......... Vice President and
                          Assistant Treasurer          None
Mark A. DeSario.......... Vice President               None
James T. Fatseas......... Vice President               None
Stanley Graczyk.......... Vice President               None
Michelle T. Lau.......... Vice President               None
Debra W. Landsman-Yaros.. Vice President               None
                          Vice President and
Gerald M. Richard........ Treasurer                    Treasurer
Richard L. Rufener....... Vice President               None
Salvatore Venezia........ Vice President               None
William Wasel............ Vice President               None
Robert Harris............ Secretary                    None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Fund-- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

(a)Not applicable.

(b) Not applicable.

(c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDMENT TO ITS REGISTRATION STATEMENT PURSUANT TO RULE 485(b) OF THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 21ST DAY OF DECEMBER, 1995.

                                         Merrill Lynch U.S.A. Government
                                          Reserves (Registrant)

                                                  /s/ Terry K. Glenn
                                         By___________________________________

                                             (TERRY K. GLENN, EXECUTIVE VICE
                                                     PRESIDENT)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO ITS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                       TITLE                 DATE
              ---------                       -----                 -----
                                       President and
           Arthur Zeikel*               Trustee (Principal
-------------------------------------   Executive Officer)
           (ARTHUR ZEIKEL)

                                       Treasurer
       Gerald M. Richard*               (Principal
-------------------------------------   Financial and
         (GERALD M. RICHARD)            Accounting
                                        Officer)

            Donald Cecil*              Trustee
-------------------------------------
           (DONALD CECIL)

           M. Colyer Crum*             Trustee
-------------------------------------
          (M. COLYER CRUM)

          Edward H. Meyer*             Trustee
-------------------------------------
          (EDWARD H. MEYER)

         Jack B. Sunderland*           Trustee
-------------------------------------
        (JACK B. SUNDERLAND)

         J. Thomas Touchton*           Trustee
-------------------------------------
        (J. THOMAS TOUCHTON)

       /s/ Terry K. Glenn                                     December 21, 1995
*By_________________________________

  (TERRY K. GLENN, ATTORNEY-IN-FACT)

                               EXHIBIT INDEX

 EXHIBIT
 NUMBER
 -------
   1(a)  --Declaration of Trust of Registrant, dated November 17, 1987.
         (a)
    (b)  --Amendment to Declaration of Trust of Registrant, dated
         December 30, 1988. (a)
   2     --By-Laws of Registrant. (a)
   5(a)  --Form of Management Agreement between Registrant and Merrill
          Lynch Asset Management, L.P. (a)
   6     --Form of Distribution Agreement between Registrant and Merrill
          Lynch Funds Distributor, Inc. (a)
   8     --Form of Custody Agreement between Registrant and The Bank of
         New York. (a)
   9     --Form of Transfer Agency Agreement between Registrant and
          Merrill Lynch Financial Data Services, Inc. (a)
  10     --Opinion of Brown & Wood, counsel for Registrant.
  11     --Consent of Deloitte & Touche LLP, independent auditors for
         Registrant.
  13     --Certificate of Merrill Lynch Asset Management, L.P. (a)
  15     --Form of Merrill Lynch Shareholder Servicing Plan and Agreement
          pursuant to Rule
          12b-1 between Registrant and Merrill Lynch, Pierce, Fenner &
          Smith Incorporated. (a)
  16     --Schedule for computation of each performance quotation
          provided in the Registration Statement in response to Item 22.
          (a)
  17     --Financial Data Schedule.

--------

(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull